NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

Supplement dated April 14, 2014 to the

Final Prospectus

dated March 26, 2014 (the “Final Prospectus”)

This Supplement must be accompanied or preceded by the Final Prospectus. Prospective investors should carefully consider the investment objective and policies, risk considerations and ongoing expenses of the Fund before investing. The Final Prospectus contains this and other information relevant to an investment in the Fund. Please read the Final Prospectus carefully before you invest or send money. If a Final Prospectus did not precede or accompany this Supplement, please contact your securities representative or contact Nuveen at (800) 257-8787.

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the investment adviser of the Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and Nuveen Fund Advisors and the investment sub-advisory agreement between Nuveen Fund Advisors and Advisory Research, Inc. (“ARI”), and will result in the automatic termination of each agreement. It is anticipated that the Board of Trustees of the Fund (the “Board”) will consider a new investment management agreement with Nuveen Fund Advisors and a new investment sub-advisory agreement with ARI prior to the consummation of the transaction. If approved by the Board, the new agreements would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

PROSPECTUS	March 26, 2014

Filed Pursuant to Rule 497(h)
File No. 333-190440

12,750,000 Shares

Nuveen All Cap Energy MLP Opportunities Fund

Common Shares

The Fund.    Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective.    The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

Fund Strategy.    The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) in the energy sector (such MLPs referred to herein as “Energy MLPs”) of any capitalization, with a focus on small and mid capitalization MLPs. The Fund believes that MLPs represent an attractive investment opportunity because MLPs typically generate a high level of tax-deferred cash distributions and offer the potential for increased distributions and capital appreciation over time. To implement its strategy, the Fund’s portfolio management team combines its top-down strategic investment style with its rigorous, bottom-up investment process. The Fund seeks to identify investments that the portfolio management team believes have the most attractive current yields and growth potential. (continued on following page)

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JMLP.”

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

This prospectus concisely sets forth information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 45 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load(1)	Estimated offering costs(2)	Proceeds to Fund
Per share	$20.00	$0.90	$0.04	$19.06
Total	$255,000,000	$11,475,000	$510,000	$243,015,000
Total assuming full exercise of the over-allotment option(3)	$293,250,000	$13,196,250	$586,500	$279,467,250

(footnotes on following page)

The underwriters expect to deliver the common shares to purchasers on or about March 31, 2014.

UBS Investment Bank	Wells Fargo Securities	Citigroup	RBC Capital Markets

Nuveen Securities

Baird	BB&T Capital Markets	D.A. Davidson & Co.

Henley & Company LLC	Ladenburg Thalmann & Co. Inc.	National Securities Corporation

Newbridge Securities Corporation	Pershing LLC	Southwest Securities	Wedbush Securities Inc.

(footnotes from table on previous page)

(1)	Nuveen Fund Advisors, LLC, the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, a structuring fee to UBS Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Pershing LLC. These fees are not reflected under sales load in the table above. See “Underwriting—Additional Compensation.”
(2)	Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $510,000, which represents approximately $0.04 per share. Nuveen Fund Advisors, LLC has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.04 per common share.
(3)	The Fund has granted the underwriters an option to purchase up to 1,912,500 additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover overallotments, if any. See “Underwriting.”

(continued from previous page)

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 12 of this prospectus) in Energy MLPs of any capitalization. The Fund will invest at least 60% of its Managed Assets in small and mid cap Energy MLPs.

The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar year ($2.5 billion as of December 31, 2013). The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year ($12.2 billion as of December 31, 2013). The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

The Fund may invest up to 20% of its Managed Assets in equity securities of non-MLP issuers, including issuers in the business of energy, transportation or infrastructure. The Fund may invest up to 30% of its Managed Assets in restricted securities. The Fund may invest up to 30% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. The Fund may also invest up to 20% of its Managed Assets in debt securities of any maturity issued by Energy MLPs, all of which may be below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk” or high yield securities. These categories of securities may not offer the same tax advantages associated with investing in MLPs.

Tax Matters.    The Fund’s distributions to holders of common shares of beneficial interest of the Fund (“Common Shareholders”) will reflect its investment returns from MLPs that typically are not treated as taxable entities for U.S. federal income tax purposes and that have historically made cash distributions to their limited partners in excess of their allocable portion of taxable income. The distributions the Fund receives from such an MLP would be treated as a tax-deferred return of capital that would reduce the Fund’s tax basis in the MLP and as capital gain to the extent the distributions exceed that basis. As a result, even though the Fund itself will be a taxable entity for U.S. federal income tax purposes, the Fund’s distributions to Common Shareholders are expected to include high levels of tax-deferred return of capital. The cash distributed to Common Shareholders in excess of the Fund’s earnings and profits (as computed for tax purposes) would be treated as a tax-deferred return of capital, reducing a Common Shareholder’s tax basis in the common shares of beneficial interest of the Fund and generating capital gain to the extent the distributions exceed that basis. However, there can be no assurance that these expectations will be realized, and if these expectations are not realized, (1) the Fund would have more corporate income tax expense than expected, which would leave less cash available to distribute to Common Shareholders, and (2) a greater portion of the Fund’s distributions to Common Shareholders would be treated as a taxable dividend instead of a tax-deferred return of capital. See “Tax Matters—Taxation of the Fund,” “Tax Matters—MLP Equity Securities” and “Tax Matters—U.S. Holders.”

Leverage.    The Fund anticipates using leverage to help achieve its investment objective. The Fund may use leverage through borrowings or by issuing preferred shares of beneficial interest or other senior securities. Following the completion of this offering and if current market conditions persist, the Fund intends initially to use leverage obtained from borrowings from a financial institution in an amount equal to approximately 25% of the Fund’s Managed Assets. The Fund anticipates that its leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the Fund’s holdings. Under normal market conditions, the Fund’s leverage ratio will not exceed 38% of Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund will use leverage. The Fund’s leverage strategy may not work as planned or achieve its goal. See “Leverage.”

In the current low interest rate environment, the Fund may use derivatives, such as interest rate swaps, to fix the rate after expenses (or “all-in” rate) paid on all or a significant portion of the Fund’s leverage in an effort to enhance distributions through lower leverage costs over an extended period.

Investment Adviser and Subadviser.    Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, will be responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. Advisory Research, Inc. (“ARI”), a registered investment adviser and a wholly-owned subsidiary of Piper Jaffray Companies, is the Fund’s subadviser. ARI’s MLP & Energy Infrastructure team (formerly FAMCO MLP and hereinafter referred to as the “MLP Team”) will be responsible for investing the Fund’s Managed Assets.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated March 26, 2014, as amended or supplemented through the effective date of this prospectus, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 85 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Until April 20, 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund, especially the information under the heading “Risks.”

THE FUND

Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) serves as the Fund’s investment adviser. Advisory Research, Inc. (“ARI”) serves as the Fund’s subadviser. ARI’s MLP & Energy Infrastructure team (formerly FAMCO MLP and hereinafter referred to as the “MLP Team”) will be responsible for investing the Fund’s Managed Assets.

THE OFFERING

The Fund is offering 12,750,000 common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by UBS Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Nuveen Securities, LLC. Certain Underwriters, their affiliates or employees, including UBS Securities LLC, Wells Fargo Securities, LLC and Citigroup Global Markets Inc. have, and other Underwriters participating in this offering or their affiliates or employees may have, a direct or indirect minority ownership interest in, or hold debt obligations of, Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors. See “Management of the Fund—Investment Adviser and Subadviser.” In this prospectus, the common shares of beneficial interest of the Fund are called “Common Shares” and holders of Common Shares are referred to as “Common Shareholders.” You must purchase at least 100 Common Shares ($2,000) in this offering. The Fund has given the Underwriters an option to purchase up to 1,912,500 additional Common Shares within 45 days of the date of this prospectus, solely to cover orders in excess of 12,750,000 Common Shares. See “Underwriting.” Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

WHO MAY WANT TO INVEST

You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be appropriate for long term investors who are seeking:

➢	a portfolio focused on small and mid cap Energy MLPs (as defined on page 7 of this prospectus) that may be positioned for accelerated growth;

➢	the potential for attractive, current tax-deferred distributions with an equal emphasis on capital appreciation;

➢	a portfolio that has the potential to complement large cap MLPs and other income investments;

➢	simplified tax reporting by receiving a single Form 1099 (no Schedule K-1) as compared to direct MLP investments; and

➢	access to the specialized expertise of the Advisory Research MLP Team, which has the longest track record among MLP managers.

MARKET OPPORTUNITY

The MLP Team believes that master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) in the energy sector (such MLPs referred to herein as “Energy MLPs”) offer investors a compelling opportunity for total return given both their historically attractive cash distributions and the potential for capital appreciation. The MLP Team also believes that the current yields on Energy MLPs are attractive and that Energy MLPs may be able to deliver meaningful growth on a consistent basis. Over the past five years, the number of listed Energy MLPs has grown by one-third to over 100 companies, and their combined capitalization has increased four-fold to over $471 billion, according to FactSet as of December 31, 2013. The MLP Team believes the Energy MLP investment opportunity is driven by the fundamentals of the energy industry coupled with the dynamics in the U.S. and global economies, which indicate strong potential for continued growth over the longer term.

The MLP Team believes that the marketplace tends to overlook and undervalue the small and mid cap segment of the Energy MLP sector and that a strategy focused on this segment may offer additional opportunity. The MLP Team believes that by employing an investment process that evaluates fundamentals and relative quality, there is the potential to select small and mid cap Energy MLPs that may outperform other market segments in terms of current yield and potential for accelerated growth in distributions and capital appreciation. The MLP Team further believes that its all cap strategy serves to complement investments in other investment products that are structured and managed to track major MLP market indices or are otherwise concentrated in a limited number of holdings of larger MLPs.

The Fund’s all cap strategy seeks to capture the potential for higher distribution growth, which some market analysts have associated with the small and mid cap Energy MLPs market segment. While focusing on growth, the MLP Team seeks to limit portfolio exposure to riskier securities by excluding variable rate MLPs with volatile cash flows from the Fund’s investment universe and by utilizing its proprietary quality scorecard to evaluate individual MLPs.

As part of the MLP Team’s bottom-up investment process, it creates a proprietary quality scorecard that ranks each constituent of the investable Energy MLP universe based on five fundamental metrics. The MLP Team believes that this may allow the Fund to avoid investments in more volatile (in terms of cash flow) Energy MLPs. The factors used in the process, listed top to bottom in the order of relative importance are: asset quality, financial strength, management, parent/corporate sponsor strength and business segment/geographic diversification.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation. The Fund cannot assure you that it will achieve its investment objective. See “The Fund’s Investments” and “Risks.”

FUND STRATEGY

The Fund seeks to achieve its investment objective by investing primarily in Energy MLPs of any capitalization, with a focus on small and mid cap Energy MLPs. To implement its strategy, the Fund’s portfolio management team combines its top-down strategic investment style with its rigorous, bottom-up investment process. The Fund will seek to invest in Energy MLPs that the portfolio management team believes have the most attractive current yields and growth potential.

PORTFOLIO CONTENTS

Energy MLP investments

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in Energy MLPs. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These investments generally take the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests, and debt securities of MLPs. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Small and mid cap focus

The Fund will invest at least 60% of its Managed Assets in small and mid cap Energy MLPs. The MLP Team believes that there are many small and mid cap Energy MLPs that offer an attractive level of current yield with a high level of expected distribution growth. Often, MLP indices, and the investment products indexed to them, tend to be very concentrated in a limited number of large cap MLPs. The MLP Team finds that, generally, this results in small and mid cap Energy MLPs being undervalued compared to larger cap Energy MLPs. The MLP Team excludes from the Fund’s investment universe the ten largest MLPs in the Alerian MLP Index. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar year ($2.5 billion as of December 31, 2013). The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year ($12.2 billion as of December 31, 2013). The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Master limited partnerships—tax matters

The Fund’s distributions to Common Shareholders will reflect its investment returns from MLPs that typically are not treated as taxable entities for U.S. federal income tax purposes and that have historically made cash distributions to their limited partners in excess of their allocable portion of taxable income. The distributions the Fund receives from such an MLP would be treated as a tax-deferred return of capital that would reduce the Fund’s tax basis in the MLP and as capital gain to the extent the distributions exceed that basis. As a result, even though the Fund itself will be a taxable entity for U.S. federal income tax purposes, the Fund’s distributions to Common Shareholders are expected to include high levels of tax-deferred return of capital. The cash distributed to Common Shareholders in excess of the Fund’s earnings and profits (as computed for tax purposes) would be treated as a tax-deferred return of capital, reducing a Common Shareholder’s tax basis in the Fund’s Common Shares and generating capital gain to the extent the distributions exceed that basis. However, there can be no assurance that these expectations will be realized, and if these expectations are not realized, (1) the Fund would have more corporate income tax expense than expected, which would leave less cash available to distribute to Common Shareholders, and (2) a greater portion of the Fund’s distributions to Common Shareholders would be treated as a taxable dividend instead of a tax-deferred return of capital. See “Tax Matters—Taxation of the Fund,” “Tax Matters—MLP Equity Securities” and “Tax Matters—U.S. Holders.”

MLP equity securities

Equity securities of MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units.

An MLP typically consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. In certain circumstances, the holders of general partner or managing member interests can be liable for amounts greater than the amount of the holder’s investment.

MLP common units are typically listed and traded on U.S. securities exchanges, including the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market (“NASDAQ”). The Fund will purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights and such common units are typically entitled to receive a minimum quarterly distribution, including arrearage rights, from the issuer.

For a description of MLP general partner or managing member interests, subordinated units and preferred units, see “The Fund’s Investments—Portfolio Contents.”

Other MLP equity and debt securities

The Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations, and therefore these equity securities may not offer the advantageous tax characteristics of MLP units. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ.

The Fund may also invest in debt securities issued by Energy MLPs.

Non-MLP equity securities

The Fund may invest up to 20% of its Managed Assets in equity securities of non-MLP issuers, including issuers in the business of energy, transportation or infrastructure. Investments in such securities are not expected to offer the same tax benefits of direct MLP investments. The Fund’s use of non-MLP investments will be opportunistic and market driven and based on the MLP Team’s assessment of various factors, including valuation, total return potential and tax considerations.

Restricted securities

The Fund may invest up to 30% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. The MLP Team expects most such securities to be liquid within nine to twelve months of investment, but the Fund may also invest in restricted securities with significantly longer or shorter restricted periods. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.

Derivative instruments

The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate swaps), options on equity securities, options on MLP-based securities indices, options on financial futures, structured notes or other derivative instruments.

In certain market environments, the Fund may use various hedging techniques. The Fund’s use of hedging techniques will be market driven and discretionary, based primarily upon the proprietary analytical methods and qualitative judgments of the MLP Team coupled with the oversight of Nuveen Fund Advisors. To seek to hedge some of the risks of the Fund’s investments, the Fund may sell calls or buy put options on equity securities, MLP-based securities indices or exchange-traded notes. In addition, the Fund may enter into interest rate swaps to fix the rate paid on all or a portion of the Fund’s leverage. The Fund also may make investments in structured notes that are designed to provide exposure to the Energy MLP market.

The Fund’s derivative investments are not expected to offer the same tax benefits of investing directly in MLPs. The use of derivative instruments involves judgment and there can be no guarantee that it will be successful. See “The Fund’s Investments—Other Investments.”

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest subject to the following policies:

➢	at least 80% of its Managed Assets in Energy MLPs of any market capitalization;

➢	at least 60% of its Managed Assets in small and mid cap Energy MLPs;

➢	up to 30% of its Managed Assets in restricted securities;

➢	up to 30% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers;

➢	up to 20% of its Managed Assets in debt securities of any maturity issued by Energy MLPs, all of which may be below investment grade quality; and

➢	up to 20% of its Managed Assets in equity securities of non-MLP issuers.

The Fund may invest in Energy MLPs of any size or market capitalization range and at times might increase its emphasis on Energy MLPs in a particular capitalization range, subject to the foregoing investment policies. Over time, there may be periods when the Fund may not hold any large cap Energy MLPs.

For purposes of the investment policies provided above: (1) such policies apply only at the time of investment; and (2) the Fund is under no obligation to sell a security as a result of subsequent changes in market values or ratings.

For purposes of identifying non-U.S. issuers, the Fund will use a Bloomberg classification, which employs various factors as described under the heading “The Fund’s Investments—Non-U.S. Issuers.” The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

For a full listing of the Fund’s investment policies, see “Investment Policies” and “Investment Restrictions” in the SAI.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objective and invest up to 100% of its net assets in cash or high quality, short-term investments. There can be no assurance that such investment techniques will be successful.

COMPARISON WITH DIRECT INVESTMENT IN MLPs

The Fund is an MLP investment vehicle that seeks to provide several potential advantages over direct investments in individual MLPs, including the following:

➢

Simplified tax reporting. Investors in the Fund, while gaining exposure to a portfolio of Energy MLPs, will receive a single Form 1099, rather than multiple Schedule K-1s from each directly held MLP. Also, direct MLP investors may be required to file state income tax returns in each state in which the MLP operates, while investors in the Fund will not be required to file state income tax returns in each state where the MLPs operate.

➢

Less concentrated portfolio holdings. The Fund currently anticipates that it will hold 40-50 Energy MLPs by the end of its initial invest-up period. Direct MLP investors may have concentrated holdings in a smaller number of securities.

➢

Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs, the Fund may invest in MLPs through direct placements, such as PIPEs. Direct placements offer the potential for increased returns, but are usually available only to a limited number of institutional investors.

➢

Favorable tax treatment. Distributions from the Fund may be tax-deferred, although no assurance can be given in this regard. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the Fund’s Common Shareholders will experience a reduction in basis in their shares, which may increase the capital gain, or reduce capital loss, realized upon the sale of such shares. If such distributions exceed the shareholder’s basis in their Common Shares, the excess will be taxed as a capital gain. See “Tax Matters.”

➢

Active management by a leading MLP manager. The MLP Team has significant experience managing energy MLP investments, with approximately $4.5 billion of MLP and energy infrastructure assets under management as of December 31, 2013, including the assets of two MLP closed-end funds. The MLP Team’s portfolio management team has approximately 100 years of combined MLP investment experience. The MLP Team has the longest standing track record in managing MLPs and has managed through multiple MLP market cycles (periods of performance through both up and down markets) since 1995. The MLP Team is an experienced closed-end fund manager with approximately 10 years in the marketplace.

➢

Appropriate for inclusion in IRAs and other qualified accounts. Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), whereas distributions from an individual MLP may be considered UBTI, individual retirement accounts (“IRAs”), 401(k) plans and other employee benefit plans may invest in the Fund.

➢

Suitable investments for corporations and investment companies. Subject to certain holding period and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate shareholders and generally will be treated as “qualified dividend income” eligible for reduced rates of taxation for shareholders taxed as individuals. In addition, the Fund’s Common Share dividends will be treated as qualifying income for each of the Fund’s Common Shareholders that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.

However, investors should be aware that the Fund will pay management fees and other expenses which will be borne by the Fund’s Common Shareholders. Direct investments in an MLP are not subject to these costs. Moreover, because MLPs themselves generally do not pay U.S. federal income taxes, direct investors in MLPs are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). By contrast, the Fund itself will be treated as a regular corporation for U.S. federal income tax purposes and will therefore be subject to corporate income tax to the extent it recognizes taxable income. Distributions by the Fund to Common Shareholders will also be subject to U.S. federal income tax laws applicable to corporate distributions, and therefore the Fund’s taxable income will be subject to a double layer of taxation.

INVESTMENT ADVISER AND SUBADVISER

Investment adviser

Nuveen Fund Advisors will be the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. Nuveen Fund Advisors is also responsible for monitoring the performance of the MLP Team and for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $215 billion of assets under management as of September 30, 2013. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds with approximately $56.0 billion in closed-end fund assets under management in 103 closed-end funds as of September 30, 2013.

Subadviser

ARI, a registered investment adviser, was founded in 1974 and is a wholly-owned subsidiary of Piper Jaffray Companies, a publicly traded company listed on the NYSE, trading under the symbol “PJC.” ARI’s MLP Team is dedicated to managing MLPs and energy infrastructure strategies for open-end and closed-end management investment companies, public and corporate pension plans, endowments and foundations and wealthy individuals. The MLP Team manages approximately $4.5 billion of MLP and energy infrastructure assets, which includes the assets of two MLP closed-end funds (trading under the ticker symbols “JMF” and “FMO”), as of December 31, 2013. Shares of closed-end funds referred to above, other than the Fund, are not offered pursuant to this prospectus.

Management fees

The Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly in arrears, in a maximum amount equal to 1.10% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of two components—a “fund-level fee,” based only on the amount of assets within the Fund, and a “complex-level fee,” based upon the aggregate amount of all eligible assets of all Nuveen Funds (as defined in “Management of the Fund—Investment Management and Subadvisory Agreements—Complex-Level Fee”). The fund-level fee is a maximum of 0.90% of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $500 million. The complex-level fee begins at a maximum of 0.20% of average daily Managed Assets, based upon complex-wide eligible assets of $55 billion, with lower fees for eligible assets above that level. For more information, see “Management of the Fund—Investment Management and Subadvisory Agreements.” Based on eligible assets as of September 30, 2013, the complex-level fee would be 0.1686% of Managed Assets, and the total fee to Nuveen Fund Advisors would be 1.0686% of Managed Assets (assuming Managed Assets of $500 million or less).

Pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and ARI, Nuveen Fund Advisors will pay ARI a portfolio management fee equal to 0.50% of the Fund’s Managed Assets. For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objective. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Risks—Leverage Risk.”

The Fund may utilize the following forms of leverage: (a) borrowings from a financial institution (“Borrowings”) and (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective. In this prospectus, the Fund’s total assets, including assets attributable to the principal amount of any Borrowings and any Preferred Shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

If current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. In addition, the Fund does not intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders. The Fund anticipates that its leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the Fund’s holdings. Under normal market conditions, the Fund’s leverage ratio will not exceed 38% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

The interest on Borrowings may be at a fixed or floating rate, but the Fund anticipates that it generally will be based on short-term adjustable rates. So long as the rate of distributions received from the Fund’s portfolio investments purchased with Borrowings, net of the rate of applicable Fund expenses, exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more cash distributions than will be needed to make interest payments. If so, the excess cash distributions will be available to pay higher distributions to Common Shareholders.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to ten years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on all or a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate for that time period.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to ARI) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees of the Fund (“Board of Trustees”).

The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risks—Leverage Risk.” There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

FEDERAL INCOME TAXES

Taxation

The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, but it also may invest in MLPs that are taxed as corporations.

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund will pay federal and applicable state corporate taxes on its taxable income. MLPs treated as partnerships for U.S. federal income tax purposes typically have made high levels of tax-deferred cash distributions. Such MLPs historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions received by the Fund exceed the Fund’s taxable income in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units. See “Tax Matters.”

If the Fund determines that doing so is in the best interest of its shareholders, in the future the Fund may elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code for federal income tax purposes. The Fund may make such an election, for example, if changes to the Code made it possible for the Fund to qualify as a RIC despite its concentration in MLP securities and as a result made it disadvantageous to continue to be treated as a “C” corporation for federal income tax purposes. Making such an election would generally require, among other things, that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

Common shareholder tax features

The Fund expects to pay cash distributions to its Common Shareholders in excess of its taxable income per share, although no assurance can be given in this regard. If the Fund distributes cash from current or accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to Common Shareholders to the extent of such earnings and profits in the current period as dividend income for federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate shareholders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for shareholders taxed as individuals. If the Fund’s distributions exceed its current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital that will reduce a Common Shareholder’s basis in the Fund’s Common Shares. To the extent that excess exceeds a Common Shareholder’s basis in the Fund’s Common Shares, the excess will be taxed as capital gain. The Fund expects that a significant portion of its distributions to its Common Shareholders will constitute a non-taxable return of capital and will reduce their basis in the Common Shares. Upon the sale of Common Shares, a Common Shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Shareholder and the holder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a shareholder to pay tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. See “Tax Matters.”

DISTRIBUTIONS

Under normal circumstances, the Fund intends to distribute substantially all of the cash flow received as distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less payments on any Borrowings or Preferred Shares and other Fund expenses.

The Fund intends to make quarterly distributions. Your initial distribution is expected to be declared approximately 30 to 60 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to Common Shareholders. The Fund does not currently have a managed distribution policy.

AUTOMATIC REINVESTMENT

Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

LISTING

The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JMLP.”

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

SPECIAL RISK CONSIDERATIONS

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No prior history

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment and market risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in MLPs and other securities owned by the Fund, many of which could be purchased directly. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market discount from net asset value and expected reductions in net asset value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. The Fund’s net asset value per Common Share will then be further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.04 per Common Share). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes. See “Risks—Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.”

Risks related to investments in MLP units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

U.S. federal budget risk

From year to year, the U.S. federal budget process may lead to the modification of certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and the imposition of such fees could adversely affect MLPs in which the Fund invests and the natural resources industry generally.

Tax risks

The Fund primarily invests in MLPs that pay no separate corporate-level tax because they qualify as partnerships under current U.S. tax law. A change in law or in the business of such MLPs that caused them to be treated as taxable corporations could reduce their cash available for distribution to the Fund and require them to treat their distributions as dividends to the extent of their current or accumulated earnings and profits. Such a tax reclassification could materially reduce the after-tax return to the Fund from the affected MLPs, possibly causing a decline in the value of the Common Shares. In addition, other changes in tax laws or tax administration could adversely affect the Fund or the MLPs in which the Fund invests.

The Fund’s taxable income includes its allocable share of the income, gains, losses, deductions, expenses and credits recognized by each MLP treated as a partnership for U.S. federal income tax purposes in which it invests, regardless of whether the MLP distributes cash to the Fund. The Fund will incur a current tax liability on its share of MLP income that is not offset by MLP tax deductions. Any portion of a distribution from an MLP that is offset by the MLP’s tax deductions reduces the Fund’s adjusted tax basis in the MLP, eventually increasing the amount of gain (or decreasing the amount of loss) the Fund will recognize upon the sale of its MLP interest or distributions by the MLP. Historically, such MLPs have been able to offset a significant portion of their taxable income with deductions, but that portion may fluctuate in the future. Reduction or deceleration in an MLP’s allocation of tax deductions or credits to the Fund could increase the current tax liability for the Fund. The Fund will accrue deferred income taxes for the future tax liability associated with the difference between the tax basis and the fair market value of each MLP interest. From time to time, the Fund will modify its estimates or assumptions regarding its accrual as new information becomes available with respect to each MLP.

Because of the Fund’s status as a corporation for tax purposes and its investments in MLPs, its earnings and profits may be calculated differently from taxable income. Because of these differences, the Fund’s distributions may be treated as dividends even if the Fund’s distributions exceed its taxable income. See “Tax Matters.”

Affiliated party risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity securities risk

A substantial percentage of the Fund’s assets will be invested in MLP equity securities. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations, and these equity securities therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the MLP Team to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units. See “Risks—Equity Securities Risk.”

Small capitalization risk

The Fund invests in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These issuers often have limited markets, distribution channels or financial resources, and their management may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established MLPs or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. To the extent the Fund’s holdings are concentrated in small and mid cap Energy MLPs, the Fund may be affected disproportionately as a result of adverse economic, regulatory or market occurrences affecting those Energy MLPs.

Energy sector risks

Concentration in the energy sector may present more risks than if the Fund invested in numerous sectors of the economy. A downturn in the energy sector could have a larger impact on the Fund than on a fund that does not concentrate in the sector. At times, the performance of securities in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

Commodity Price Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids (including propane), crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Governmental agencies may in the future seek to limit or prohibit certain activities (i.e., hydraulic fracturing or “fracking”) that produce energy commodities, which could adversely affect the financial condition of the MLPs in which the Fund invests. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. MLPs may not be able to recover these costs from insurance. See “Risks—Energy Sector Risks—Regulatory Risk.”

Acquisition Risk. MLP investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. See “Risks—Energy Sector Risks—Acquisition Risk.”

Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of operations in the energy sector. See “Risks—Energy Sector Risks—Catastrophic Event Risk.”

Industry specific risks

MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids (including propane), crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids (including propane) and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream MLPs gather, process, transport and store oil, natural gas, and refined petroleum products. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs entities and other entities with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because of the many conditions and factors that can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings. Some marine shipping MLPs are organized and headquartered outside the United States and taxed as corporations in the United States. As a result, these non-U.S. MLPs may not offer the tax benefits typically associated with domestic MLPs.

Interest rate risk

Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs. Rising interest rates may also impact the price of the securities of MLPs as the yields on alternative investments increase. See “Risks—Interest Rate Risk.”

Inflation and deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity risk

Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the MLP Team believes it is desirable to do so.

Restricted securities risk

The Fund may purchase securities, including PIPEs, that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), which, therefore, are “restricted” and cannot be immediately resold by the Fund into the public markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

PIPEs risk

The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Competition risk

A number of alternatives to the Fund as vehicles for investment in a portfolio of MLPs currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes in the last decade have increased the ability of regulated investment companies and other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make distributions. See “Risks—Competition Risk.”

Cash flow risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter due to various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital markets risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. MLPs may therefore be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation risk

The Fund is subject to valuation risk from its estimates of deferred tax assets and liabilities and from its investments in certain securities for which market prices may be unavailable.

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) (“ASC Topic 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

The Fund may make investments in securities for which market prices may not be available, including restricted or unregistered securities of certain MLPs and private companies, MLP subordinated units and direct ownership of general partner or managing member interests. The value of such securities will be determined pursuant to fair valuation policies and adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of Nuveen Fund Advisors and the MLP Team than for valuation of securities for which an active trading market exists.

Below investment grade risk

Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (“NRSRO”), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. See “Risks—Below Investment Grade Risk.”

Leverage risk

The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Funds’ use of leverage, which will result in a reduction in the net asset value of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors and ARI for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors to leverage the Fund or increase the Fund’s leverage. See “Risks—Leverage Risk.”

Non-U.S. issuers and emerging markets risk

Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, many emerging markets countries have histories of political instability and abrupt changes in policies. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Other investment companies risk

The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”). Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund’s leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

Derivatives risk, including the risk of swaps

The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and the MLP Team correctly forecast conditions, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors or the MLP Team incorrectly forecasts these and other factors, the investment performance of the Fund may be negatively affected. In addition, there can be no assurance that any hedging techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the goal of providing a high level of total return including current distributions and capital appreciation.

The Fund may enter into debt-related derivatives instruments, including interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and the MLP Team of not only the referenced asset, rate or index, but also of the swap itself. If the Fund implements an interest rate swap program, it will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate for that time period. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory and other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risks—Derivatives Risk, Including the Risk of Swaps.”

Counterparty risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives and other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have in recent years incurred significant losses and financial hardships. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Risks related to the fund’s clearing broker and central clearing counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’

proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts or derivatives contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization. See “Risks—Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty.”

Non-diversified status risk

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence. In addition, the Fund’s investments will be concentrated in the energy industry. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the energy industry will lag the performance of other industries or the broader market as a whole. See “Risks—Non-Diversified” and “The Fund’s Investments.”

Anti-takeover provisions

The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions” and “Risks—Anti-Takeover Provisions.”

Additional risks

For additional risks relating to investments in the Fund, including “Delay in Use of Proceeds Risk,” “Risk Associated with Options on Securities,” “ETNs Risk,” “Certain Affiliations Risk ,” “Potential Conflicts of Interest Risk,” “Initial Public Offering (IPO) Risk,” “Unseasoned Companies Risk” and “Debt Ceiling Risk,” please see “Risks” beginning on page 45 of this prospectus.

Summary of Fund expenses

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and the Fund’s issuance of 12,750,000 Common Shares. The Annual Expenses table below assumes the use of leverage in the form of debt through bank Borrowings in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.”

Common Shareholder Transaction Expenses
Sales load paid by you (as percentage of offering price)	4.50%
Offering costs borne by the Fund (as percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees(2)	None

As a Percentage of Net Assets Attributable to Common Shares
Annual expenses
Management fees(3)	1.47%
Interest payments on Borrowings(4)	0.42%
Other expenses(5)	0.09%
Current income tax expenses(6)	0.00%
Deferred income tax expenses(6)	0.00%

Total annual expenses	1.98%

(1)	Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. Based on an estimated offering size of $255,000,000 (12,750,000 Common Shares), the Fund would pay a maximum of $510,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $510,000, which is currently estimated to be $425,000.
(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.
(3)	Calculated at the highest Fund-level breakpoint (0.90% of Managed Assets or 1.20% of Net Assets Attributable to Common Shares) and the highest complex-level breakpoint (0.20% of Managed Assets or 0.27% of Net Assets Attributable to Common Shares). As of September 30, 2013 the complex-level fee was 0.1686% of Managed Assets or 0.2248% of Net Assets Attributable to Common Shares. See “Management of the Fund—Investment Management and Subadvisory Agreements.”
(4)	Assumes leverage through bank Borrowings at an estimated annual interest rate of 1.25%. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering.
(5)	Expenses attributable to the Fund’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed 0.01% of net assets attributable to Common Shares. See “The Fund’s Investments—Other Investments—Other Investment Companies.”
(6)	The Fund has not commenced investment operations as of the date of this prospectus, and therefore no current or deferred tax expenses have been incurred or assumed.

EXAMPLE

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.98% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$66	$106	$149	$267

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 25, 2013, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $243,015,000 ($279,467,250 if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within approximately three months after the completion of the offering. During the initial invest-up period, the Fund may invest up to 100% of its Managed Assets in high quality, short-term investments.

The Fund’s investments

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques is included in the SAI.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

FUND STRATEGY

The Fund seeks to achieve its investment objective by investing primarily in Energy MLPs of any capitalization, with a focus on small and mid cap Energy MLPs. To implement its strategy, the Fund’s portfolio management team combines its top-down strategic investment style with its rigorous, bottom-up investment process. The Fund will seek to invest in Energy MLPs that the portfolio management team believes have the most attractive current yields and growth potential.

INVESTMENT PHILOSOPHY

The MLP Team believes that Energy MLPs represent an attractive investment opportunity for total return given both their historically attractive cash distributions and the potential capital appreciation over time.

The Fund’s investments

The types of MLPs in which the Fund intends to invest historically have made high levels of cash distributions. The MLP Team believes that MLPs have historically demonstrated the ability to grow over time, and that this growth has resulted in rising cash distributions and capital appreciation benefiting MLP investors. The MLP Team anticipates further comparable growth in the foreseeable future. On a relative basis in the current market, the MLP Team believes that small and mid cap MLPs are more attractive than large capitalization MLPs. The MLP Team will focus on MLPs with strong management teams and well positioned assets.

The MLP Team’s investment philosophy and top-down strategic investment style are rooted in its long-held belief that strategy dominates tactics and in its experience managing MLP investments for over 18 years and through multiple MLP investment cycles. The MLP Team believes that a MLP portfolio that combines a top-down strategy, rigorous quantitative valuations, and strong fundamental research increases the probability of outperformance.

INVESTMENT PROCESS

The MLP Team’s investment management process develops strategic industry and market themes and conducts a bottom-up analysis of company fundamentals, including cash flow models, valuation, credit analysis, asset level analysis, management review, and fiscal controls for each MLP in their research universe. The ultimate goal of the process is to identify those MLPs that the MLP Team believes will generate sustainable distributions throughout a cycle, capitalize on key investment themes that they believe will provide growth opportunities, and have the necessary access to capital required to realize that growth. The MLP Team’s process includes consideration of qualitative, quantitative and relative value factors. Additionally, the MLP Team evaluates and manages portfolios with consideration to other qualitative assessments of MLP issuers, securities and market dynamics. The MLP Team employs a proprietary modeling system that provides multiple sector-specific valuation metrics for every publicly traded MLP in its coverage universe. The MLP Team’s valuation metrics include discounted cash flow, dividend discount model, comparable company analysis and other sector-specific metrics.

The MLP Team believes that the market tends to overlook and undervalue the small and mid cap segment of the Energy MLP sector and that a strategy focused on this segment may offer additional opportunity. The MLP Team believes that by employing an investment process that evaluates fundamentals and relative quality, there is the potential to select small and mid cap Energy MLPs that may outperform other market segments in terms of current yield and potential for accelerated growth in distributions and capital appreciation. At the same time, the MLP Team seeks to maintain the flexibility of an all cap strategy to construct an overall portfolio that balances and diversifies across the Energy MLP market. The MLP Team further believes that its all cap strategy serves to complement investments in other investment products that are structured and managed to track major MLP market indices or are otherwise concentrated in a smaller number of holdings of larger cap MLPs.

The MLP Team’s all cap strategy underlying this Fund seeks to capture the potential for higher distribution growth, which some market analysts have associated with the small and mid cap MLPs market segment. The Fund will focus on small and mid cap Energy MLPs, and therefore the MLP Team intends to exclude the ten largest Alerian MLP Index constituents, at the time of investment, from the Fund’s investable universe. The Fund will primarily focus on names in the top two thirds of the quality scorecard of the remaining investable universe. While focusing on growth, the MLP Team seeks to limit portfolio exposure to lower quality names, including variable rate MLPs with volatile cash flows, by utilizing its proprietary quality scorecard.

The Fund’s investments

The MLP Team’s proprietary quality scorecard process ranks each constituent of the investable Energy MLP universe based on five fundamental metrics. The MLP Team believes that this should allow the Fund to avoid investments in more volatile (in terms of cash flow) Energy MLPs. The factors used in the process, listed top to bottom in the order of relative importance are: asset quality, financial strength, management, corporate parent/sponsor strength and business segment/geographic diversification.

The MLP Team believes that by employing an investment process that evaluates fundamentals and relative quality, there is the potential to select small and mid cap MLPs that may outperform other market segments in terms of current yield and potential for accelerated growth in distributions and capital appreciation. At the same time, the MLP Team seeks to maintain the flexibility of an all cap strategy to construct an overall portfolio that balances and diversifies across the Energy MLP market.

PORTFOLIO CONTENTS

The Fund’s portfolio will be composed principally of the investments described below. Additional information regarding the Fund’s investment policies, restrictions and portfolio investments are contained in the Fund’s SAI.

Master limited partnerships

Energy MLP Investments. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in Energy MLPs. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These investments generally take the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests, and debt securities of MLPs. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Small and Mid Cap Focus. The Fund will invest at least 60% of its Managed Assets in small and mid cap Energy MLPs. The MLP Team believes that there are many small and mid cap Energy MLPs that offer an attractive level of current yield with a high level of expected distribution growth. Often, MLP indices, and the investment products indexed to them, tend to be very concentrated in a limited number of large cap MLPs. The MLP Team finds that, generally, this results in small and mid cap Energy MLPs being undervalued compared to larger cap Energy MLPs. The MLP Team excludes from the Fund’s investment universe the ten largest MLPs in the Alerian MLP Index. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar year ($2.5 billion as of December 31, 2013). The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year ($12.2 billion as of December 31, 2013). The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

The Fund’s investments

For comparative purposes, the Fund utilizes the Alerian MLP Index as its primary benchmark. The Alerian MLP Index is a composite of the 50 most prominent Energy MLPs calculated using a float-adjusted, capitalization-weighted methodology. Since the Fund will be actively managed and will focus on small and mid cap Energy MLPs, the Fund may use the Solactive Junior MLP Composite Index as an additional index to analyze certain aspects of the Fund’s performance. The Solactive Junior MLP Composite Index is a composite of 25 small cap Energy MLPs calculated using a free float market capitalization weighting methodology.

Tax Matters. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies, but in some cases may be organized and headquartered outside the United States. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Instead, the Fund itself will be subject to tax on its allocable share of the MLP’s net income. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). A distribution received by the Fund from MLPs taxed as partnerships will be treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. See “Tax Matters—MLP Equity Securities.” Non-U.S. MLPs, although organized as partnerships, may be taxed as corporations in the United States and therefore may not offer the tax benefits typically associated with U.S. MLPs. As a result of the tax characterization of cash distributions made by most MLPs to their investors (such as the Fund), a significant portion of the Fund’s income is expected to be tax-deferred, which would allow distributions by the Fund to its Common Shareholders to include high levels of tax-deferred income. However, the Fund itself is a “C” corporation and will therefore be subject to federal income taxation to the extent it reports net taxable income. See “Tax Matters.” For more information on the taxation of the Fund itself, see “Tax Matters—Taxation of the Fund.” For information on taxation of Common Shareholders, see “Tax Matters—U.S. Holders” and “Tax Matters—Non-U.S. Holders.”

MLP Distributions. MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive a minimum quarterly distribution (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to

The Fund’s investments

receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

MLP equity securities

Equity securities of MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units, as described more fully below.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have limited control and voting rights and such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

The Fund’s investments

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP equity and debt securities

The Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations, and therefore these equity securities may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase such other MLP equity securities through open market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ.

MLP Debt Securities. The Fund may invest up to 20% of its Managed Assets in debt securities of any maturity issued by Energy MLPs. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by another NRSRO). These debt securities are commonly referred to as “junk” or high yield securities. Issuers of securities rated Ba/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities

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rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A to the SAI. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See “Risks—Below Investment Grade Risk.”

MLP INDUSTRIES

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Gathering and processing MLPs

Gathering and processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Gathering and processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Midstream MLPs

Midstream MLPs gather, process, transport and store oil, natural gas, and refined petroleum products. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLPs

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

The Fund’s investments

Exploration and production MLPs (“E&P MLPs”)

E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs

Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine shipping MLPs

Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors. Some marine Shipping MLPs in which the Fund may invest may be organized and headquartered outside the U.S., which may subject them to special risks not presented by investments in securities of U.S. MLPs. See, “Risks—Non-U.S. Issuers and Emerging Markets Risk.” In addition, marine shipping MLPs typically elect to be taxed as corporations in the U.S. and are not expected to offer the same tax benefits of investing in MLPs that are taxed as partnerships.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

The Fund may invest up to 30% of its Managed Assets in restricted securities, including PIPEs. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. The MLP Team expects such securities to be liquid within nine to twelve months of investment, but may also invest in other restricted securities with significantly longer or shorter restricted periods. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.

If the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities

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and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on the Fund’s net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

NON-MLP EQUITY SECURITIES

The Fund may invest up to 20% of its Managed Assets in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships (other than Energy MLPs). The Fund’s use of non-MLP investments will be opportunistic and market driven and based on the MLP Team’s assessment of various factors, including valuation, total return potential and tax considerations.

Common stock

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred stock

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include

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investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the MLP Team for inclusion in the Fund’s portfolio.

NON-U.S. ISSUERS

The Fund may invest up to 30% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers through the direct investment in securities of such issuers and through depositary receipts. For purposes of identifying non-U.S. issuers, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the issuer’s management is located, (ii) the country in which the issuer’s securities are primarily listed, (iii) the country from which the issuer primarily receives revenue, and (iv) the issuer’s reporting currency.

OTHER INVESTMENTS

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes, and other assets. The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs,

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to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate swaps), options on equity securities, options on MLP-based securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

In certain market environments, the Fund may use various hedging techniques. The Fund’s use of hedging techniques will be market driven and discretionary, based primarily upon the proprietary analytical methods and qualitative judgments of the MLP Team coupled with the oversight of Nuveen Fund Advisors. To seek to hedge some of the risks of the Fund’s investments, the Fund may sell calls or buy put options on equity securities, MLP-based securities indices or exchange-traded notes. In addition, the Fund may enter into interest rate swaps to fix the rate paid on all or a portion of the Fund’s leverage. The Fund also may make investments in structured notes that are designed to provide exposure to the Energy MLP market.

Certain portfolio management techniques, such as writing futures contracts or writing options on portfolio securities, may be considered senior securities for the purposes of the 1940 Act, unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. Although under no obligation to do so, the Fund intends to cover its commitment with respect to such techniques should the Fund enter into or engage in one or more of such techniques. To the extent the Fund covers its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Additional information on the derivative transactions that the Fund may use is included in the SAI. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”).

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “Risks—Derivatives Risk, Including the Risk of Swaps.”

Other investment companies

The Fund may invest up to 10% of its total assets in other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive Energy MLPs available in the market, or when the MLP Team believes share prices of other investment companies offer attractive values.

The Fund’s investments

As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The MLP Team will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and the MLP Team.

Energy MLP exchange-traded notes

The Fund may invest up to 10% of its Managed Assets in exchange-traded notes (“ETNs”) that are designed to provide exposure to the Energy MLP market. The Fund considers such investments to be Energy MLPs for purposes of its 80% policy. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.

New securities and other investment techniques

New types of securities and other investment and hedging practices are developed from time to time. The MLP Team expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the MLP Team believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the MLP Team may use investment techniques and instruments that are not specifically described herein.

Temporary defensive investments

At times, the MLP Team may judge that conditions in the markets for Energy MLPs make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times the MLP Team may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash or high quality, short-term investments. There can be no assurance that such strategies will be successful.

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INITIAL PORTFOLIO COMPOSITION

Based on current market conditions, the Fund anticipates that immediately after the initial investment of the proceeds from the offering of Common Shares, its portfolio (“initial portfolio”) will be comprised of approximately 40 to 50 holdings with a weighted average market capitalization of approximately $3.5 to $4.0 billion. Relative to the Alerian MLP Index, which is a widely used market benchmark in the current MLP marketplace, the Fund anticipates sector overweighting in certain segments of the energy MLP market, including Natural Gas Pipelines and Storage, Midstream Oil and Marine Transportation. The Fund anticipates that its initial portfolio will be comprised of approximately 40% to 60% of its Managed Assets in small cap Energy MLPs, 40% to 60% of its Managed Assets in mid cap Energy MLPs and 2.5% to 7.5% of its Managed Assets in large cap Energy MLPs. Anticipated initial portfolio characteristics are based on the expectations of the MLP Team based on current market conditions. The Fund is actively managed and actual Fund investments and actual portfolio characteristics initially and on an ongoing basis will be based on market conditions at the time of investment and may vary. Over time the characteristics of the Fund’s portfolio may vary significantly from those set forth herein.

The Fund may invest in Energy MLPs of any size or market capitalization range and at times might increase its emphasis on Energy MLPs in a particular capitalization range. The Fund will invest at least 60% of its Managed Assets in small and mid cap Energy MLPs. Over time, there may be periods when the Fund may not hold any large cap Energy MLPs. The MLP Team excludes from the Fund’s investment universe the ten largest MLPs in the Alerian MLP Index. The Fund’s capitalization thresholds will change over time.

PORTFOLIO TURNOVER

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when Nuveen Fund Advisors and the MLP Team each believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s shareholders. It is expected that the annual portfolio turnover rate of the Fund will be in the range of 15% - 40%. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest subject to the following policies:

➢	at least 80% of its Managed Assets in Energy MLPs of any market capitalization;

➢	at least 60% of its Managed Assets in small and mid cap Energy MLPs;

➢	up to 30% of its Managed Assets in restricted securities;

➢	up to 30% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers;

➢	up to 20% of its Managed Assets in debt securities of any maturity issued by Energy MLPs, all of which may be below investment grade quality;

➢	up to 20% of its Managed Assets in equity securities of non-MLP issuers;

➢	up to 10% of its Managed Assets in securities of any single issuer;

➢	up to 10% of its total assets in other investment companies that primarily hold MLP interests in the energy sector;

The Fund’s investments

➢	up to 10% of its Managed Assets in structured notes or exchange-traded notes that are designed to provide exposure to the Energy MLP market; and

➢	100% of its Managed Assets in U.S. dollar denominated investments.

The Fund may invest in Energy MLPs of any size or market capitalization range and at times might increase its emphasis on Energy MLPs in a particular capitalization range, subject to the aforementioned investment policies. Over time, there may be periods when the Fund may not hold any large cap Energy MLPs.

For purposes of the investment policies provided above: (1) such policies apply only at the time of investment; and (2) the Fund is under no obligation to sell a security as a result of subsequent changes in market values or ratings.

For purposes of identifying non-U.S. issuers, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the issuer’s management is located, (ii) the country in which the issuer’s securities are primarily listed, (iii) the country from which the issuer primarily receives revenue, and (iv) the issuer’s reporting currency.

OTHER INVESTMENT POLICIES

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund, are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in Energy MLPs may only be changed by the Board following the provision of 60 days’ prior written notice to Common Shareholders.

Certain investment policies specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and Preferred Shares, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Leverage

The Fund anticipates using leverage to help achieve its investment objective. Following the completion of this offering and if current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. In addition, the Fund does not intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders. The Fund anticipates that its leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the Fund’s holdings. Under normal market conditions, the Fund’s leverage ratio will not exceed 38% of the Fund’s Managed Assets. Unless and until the Fund uses leverage, this section will not apply. There is no assurance that the Fund will continue to use leverage. The use of leverage involves increased risk,

Leverage

including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. In particular, leverage increases the risk of price volatility.

The interest on Borrowings may be at a fixed or floating rate, but the Fund anticipates that it generally will be based on short-term adjustable rates. So long as the rate of distributions received from the Fund’s portfolio investments purchased with Borrowings, net of the rate of applicable Fund expenses, exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more cash distributions than will be needed to make interest payments. If so, the excess cash distributions will be available to pay higher distributions to Common Shareholders.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to ten years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on all or a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate for that time period.

Preferred Shares have seniority over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. The use of leverage creates special risks for Common Shareholders. See “Risks—Leverage Risk.” There is no assurance that the Fund’s leveraging strategy will be successful.

Following an offering of additional Common Shares from time to time (if any), the Fund’s leverage may decrease as a result of the increase in net assets attributable to Common Shares. Lower leverage may result in either lower or higher returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed or fall below its cost of leverage over that period. Any change in returns may impact the level of the Fund’s distributions. See “Risks—Leverage Risk.”

Changes in the value of the Fund’s portfolio securities, including costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Shares to a greater extent than if the Fund were not leveraged.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to ARI) based on a percentage of Managed Assets. See “Management of the Fund—Investment Management and Subadvisory Agreements.” Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Leverage

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of the liquidation value of the Preferred Shares. The Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. When the Fund has Preferred Shares outstanding, two of the Fund’s trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining trustees of the Fund are elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund fails to pay dividends on Preferred Shares for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

Under the 1940 Act, the Fund generally is not permitted to use Borrowings or issue commercial paper or notes unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. This prohibition on declaring dividends does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Board of Trustees.

The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, Preferred Shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede Nuveen Fund Advisors and the MLP Team from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings or Preferred Shares, the Fund will not incur Borrowings or issue Preferred Shares, including additional Preferred Shares.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

Assuming the utilization of leverage through Borrowings of approximately 25% of the Fund’s Managed Assets, with an interest rate of 1.25% payable on such Borrowings, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.313% in order to cover such interest payments

Leverage

and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. The actual leverage percentage and interest rate may vary frequently and may be significantly higher or lower than those estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of Borrowings representing 25% of the Fund’s Managed Assets, net of expenses, the Fund’s currently projected annual rate of interest on its leverage of 1.25%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(13.75)%	(7.08)%	(0.42)%	6.25%	12.92%

Common Share Total Return is composed of two elements: the net income (if any) earned by the Fund and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

Risks

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in the financial condition of a security’s issuer, ratings on a security, other market factors, interest rates, and inflation. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

NO PRIOR HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

INVESTMENT AND MARKET RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in MLPs and other securities owned by the Fund, which could be purchased directly. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Risks

MARKET DISCOUNT FROM NET ASSET VALUE AND EXPECTED REDUCTIONS IN NET ASSET VALUE

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. The Fund’s net asset value per Common Share will then be further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.04 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

RISKS RELATED TO INVESTMENTS IN MLP UNITS

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

U.S. FEDERAL BUDGET RISK

From year to year, the U.S. federal budget process may lead to the modification of certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and the imposition of such fees could adversely affect MLPs in which the Fund invests and the natural resources industry generally.

TAX RISKS

Much of the benefit the Fund expects to derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses,

Risks

deductions, expenses and credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund may acquire assets in varying increments at different prices over time, and the tax basis of each security may vary depending on the Fund’s receipt of one or more distributions characterized as returns of capital during the Fund’s holding period of that security. The tax basis of a security may differ significantly from the original cost or the current market value of the security, which if sold, may subject the Fund to taxation on the value received in excess of the adjusted tax basis, even if the sale price of the security is lower than its original acquisition cost. Additionally, distributions of earnings realized by the Fund from the sale of the security would generally be treated as taxable dividend income, as opposed to a nontaxable return of capital. It will be difficult for you to monitor the adjusted tax basis of each individual security in the portfolio, and therefore difficult to estimate the potential for embedded taxable gains if a security were to be sold at the current market price.

The Fund may engage in hedges or similar transactions with respect to its MLP interests. The tax accounting for such transactions may not be clear, leaving the possibility that the IRS could disagree with the Fund’s treatment. If the IRS were to prevail in a challenge, the Fund might be exposed to a deferral of tax losses, acceleration of gain, changes in the character of income or gain, or other adverse consequences, including a change in the Fund’s determination of the amount of its earnings and profits for purposes of determining taxability of dividends.

The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the tax basis of an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate deferred tax

Risks

liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund’s distributions may be treated as dividends even if the Fund’s distributions exceed its taxable income.

AFFILIATED PARTY RISK

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

EQUITY SECURITIES RISK

A substantial percentage of the Fund’s assets will be invested in MLP equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial conditions.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and, therefore these securities may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the MLP Team to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Risks

SMALL CAPITALIZATION RISK

The Fund invests in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These issuers often have limited markets, distribution channels or financial resources, and their management may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established MLPs or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. To the extent the Fund’s holdings are concentrated in small and mid cap Energy MLPs, the Fund may be affected disproportionately as a result of adverse economic, regulatory or market occurrences affecting those Energy MLPs.

ENERGY SECTOR RISKS

Concentration in the energy sector may present more risks than if the Fund were invested in numerous sectors of the economy. A downturn in the energy sector could have a larger impact on the Fund than on a fund that does not concentrate in the sector. At times, the performance of securities in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Commodity price risk

MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids (including propane), crude oil and coal in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion risk

MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Risks

Supply and demand risk

MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory risk

The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Governmental agencies may in the future seek to limit or prohibit certain activities (i.e., hydraulic fracturing or “fracking”) that produce energy commodities, which could adversely affect the financial condition of the MLPs in which the Fund invests. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

➢	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

➢	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

➢	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

➢

the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Risks

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (the “EPA”) EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Acquisition risk

MLP investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited.

There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather risk

Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Risks

Catastrophic event risk

MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of operations in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

INDUSTRY SPECIFIC RISKS

MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines

Pipeline companies are subject to the demand for natural gas, natural gas liquids (including propane), crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and processing

Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids (including propane) and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Risks

Midstream

Midstream MLPs gather, process, transport and store oil, natural gas, and refined petroleum products. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and production

Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane

Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal

MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLP entities and other entities with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine shipping

Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s

Risks

portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because of the many conditions and factors that can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings. Some marine shipping MLPs are organized and headquartered outside the United States and taxed as corporations in the United States. As a result, these non-U.S. MLPs may not offer the tax benefits typically associated with other MLPs.

DELAY IN USE OF PROCEEDS RISK

Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies and for securities issued by small and mid cap companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of MLPs or energy companies. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares for the period immediately following any offering pursuant to this prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

INTEREST RATE RISK

Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs. Rising interest rates may also impact the price of the securities of MLPs as the yields on alternative investments increase.

INFLATION AND DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets

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and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

LIQUIDITY RISK

Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the MLP Team believes it is desirable to do so.

RESTRICTED SECURITIES RISK

The Fund may purchase securities, including PIPEs, that are not registered under the Securities Act, which, therefore, are “restricted” and cannot be immediately resold by the Fund into the public markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

PIPEs RISK

The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

COMPETITION RISK

A number of alternatives to the Fund as vehicles for investment in a portfolio of MLPs currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes in the last decade have increased the ability of regulated investment companies and other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make distributions.

Risks

Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

CASH FLOW RISK

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter due to various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. MLPs may therefore be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

VALUATION RISK

The Fund is subject to valuation risk from its estimates of deferred tax assets and liabilities and from its investments in certain securities for which market prices may be unavailable.

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC Topic 740 that it is more likely than

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not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

The Fund may make investments in securities for which market prices may not be available, including restricted or unregistered securities of certain MLPs and private companies, MLP subordinated units and direct ownership of general partner or managing member interests. The value of such securities will be determined pursuant to fair valuation policies and adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of Nuveen Fund Advisors and the MLP Team than valuation of securities for which an active trading market exists.

BELOW INVESTMENT GRADE RISK

Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

➢	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

➢	greater risk of loss due to default or declining credit quality;

➢	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

➢

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risks—Market Discount From Net Asset Value and Expected Reductions in Net Asset Value.”

Risks

LEVERAGE RISK

The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Funds’ use of leverage, which will result in a reduction in the net asset value of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s Common Shares in the secondary market. To the extent that the Fund is required or elects to prepay any debt, the Fund may need to liquidate investments to fund such prepayments. Liquidations at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to ARI) based on a percentage of Managed Assets. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

NON-U.S. ISSUERS AND EMERGING MARKETS RISK

Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, many emerging markets countries have histories of political instability and abrupt changes in policies. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

Risks

Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

OTHER INVESTMENT COMPANIES RISK

The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”). Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund’s leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

ETNs RISK

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

DERIVATIVES RISK, INCLUDING THE RISK OF SWAPS

The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund invests in a derivative

Risks

instrument, it can lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and the MLP Team correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and the MLP Team incorrectly forecast these and other factors, the investment performance of the Fund may be negatively affected. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments, including interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and the MLP Team of not only the referenced asset, rate or index, but also of the swap itself. If the Fund implements an interest rate swap program, it will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate for that time period. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory and other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

COUNTERPARTY RISK

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, and other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have in recent years incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

RISKS RELATED TO THE FUND’S CLEARING BROKER AND CENTRAL CLEARING COUNTERPARTY

The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S.

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domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a nondefaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

NON-DIVERSIFIED STATUS RISK

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence. In addition, the Fund’s investments will be concentrated in the energy industry. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the energy industry will lag the performance of other industries or the broader market as a whole.

Risks

CERTAIN AFFILIATIONS RISK

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, and/or Nuveen Investments or ARI. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has applied for such relief to permit the Fund to effect certain principal transactions with a certain broker and its trading affiliates that may be deemed to be Fund affiliates. However, such relief would be limited to specific circumstances and would not extend to other affiliated brokers, and there is no guarantee that the relief will be granted. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

POTENTIAL CONFLICTS OF INTEREST RISK

Nuveen Fund Advisors and the MLP Team provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors or the MLP Team may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. Nuveen Fund Advisors and the MLP Team have adopted policies and procedures designed to address such situations and other potential conflicts of interests.

INITIAL PUBLIC OFFERING (“IPO”) RISK

IPO risk is the risk that the market value of shares sold in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading, or limited information about the issuer. The purchase of shares in an IPO may involve high transaction costs. In addition, shares bought in an IPO may be subject to market risk or liquidity risk. The market for the shares of a company that has recently conducted its IPO can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in an IPO can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

UNSEASONED COMPANIES RISK

The Fund may invest in companies that (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

DEBT CEILING RISK

Congress has suspended the federal debt ceiling until March 2015. If, in the future, the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by

Risks

Congress, at that time, to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If Congress fails to provide continuous funding through appropriations or continuing resolutions, another federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit the ability of Energy MLPs to obtain financing, and it could have a material adverse effect on the value of the Fund’s investments. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications could adversely affect the Fund.

ANTI-TAKEOVER PROVISIONS

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors and the MLP Team. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

INVESTMENT ADVISER AND SUBADVISER

Investment adviser

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $215 billion of assets under management as of September 30, 2013. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf. The Fund has not applied for, and currently does not intend to apply for, such relief, but reserves the right to do so in the future.

Nuveen Fund Advisors will be responsible for managing the Fund’s overall investment strategy, overseeing the Fund’s use of leverage and monitoring the performance of the MLP Team. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Management of the Fund

Subadviser

ARI, a Delaware corporation and registered investment adviser, will serve as the Fund’s subadviser pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and ARI. The MLP Team will be responsible for investing the Fund’s Managed Assets. The MLP Team is located at 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105. The MLP Team has approximately $4.5 billion in MLP and energy infrastructure assets under management as of December 31, 2013, which includes the assets of two MLP closed-end funds (trading under the ticker symbols “JMF” and “FMO”). Shares of closed-end funds referred to above, other than the Fund, are not offered pursuant to this prospectus.

ARI was founded in 1974 and the MLP Team has managed MLP portfolios for clients since 1995, at ARI and its predecessors. Since March 2010, ARI has been a wholly owned subsidiary of Piper Jaffray Companies. Piper Jaffray Companies is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray Companies provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed-income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray Companies has 44 offices across the United States and international locations in London and Zurich.

Nuveen Fund Advisors and ARI are unaffiliated registered investment advisers.

Portfolio managers

James J. Cunnane, Jr. and Quinn T. Kiley will serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Cunnane, with 21 years of investment experience, is Managing Director and Chief Investment Officer of the MLP Team (August 2011 to present). He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. Prior to serving in his current role, Mr. Cunnane served as Managing Director and Senior Portfolio Manager from June 2008 to March 2009, and Chief Investment Officer from March 2009 to August 2011. He joined the MLP team in 1996 and currently serves as a portfolio manager for two publicly traded closed-end funds: the Fiduciary/Claymore MLP Opportunity Fund (ticker symbol “FMO”) and the Nuveen Energy MLP Total Return Fund (ticker symbol “JMF”). He also serves as a portfolio manager for the Advisory Research MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end fund. Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Mr. Kiley, with 13 years of investment experience, is Managing Director (December 2011 to present) and Senior Portfolio Manager (August 2011 to present) of the MLP Team and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. Prior to serving in his current role, Mr. Kiley served as Senior Vice President and Senior Portfolio Manager from June 2008 to August 2011. He joined the MLP team in 2005. Mr. Kiley serves as a portfolio manager for two publicly traded closed-end funds: the Fiduciary/Claymore MLP Opportunity Fund (ticker symbol “FMO”) and the Nuveen Energy MLP Total Return Fund (ticker symbol “JMF”). He also serves as a portfolio manager for the Advisory Research MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end fund. Prior to joining the MLP

Management of the Fund

team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and other information is provided in the SAI.

Shares of closed-end funds and open-end funds referred to above, other than the Fund, are not offered pursuant to this prospectus.

The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen Investment’s website at www.nuveen.com.

INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule.

Fund-level fee

The fund-level fee, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
First $500 Million	0.9000%
Next $500 Million	0.8750%
Next $500 Million	0.8500%
Next $500 Million	0.8250%
Over $2 Billion	0.8000%

Complex-level fee

The effective rates of the complex-level fee at various specified complex-wide assets are as indicated in the following table:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%

Management of the Fund

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of the determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Based on eligible assets as of September 30, 2013, the complex-level fee would be 0.1686% of Managed Assets, and the total fee to Nuveen Fund Advisors would be 1.0686% of Managed Assets (assuming Managed Assets of $500 million or less).

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before paying distributions to shareholders.

In addition, pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and ARI, Nuveen Fund Advisors will pay ARI a portfolio management fee equal to 0.50% of the Fund’s Managed Assets.

The basis for the Board of Trustees’ initial approval of the Fund’s investment management agreement and subadvisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement and subadvisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

Net asset value

The Fund’s net asset value per Common Share is determined by Nuveen Fund Advisors as of the close of regular session trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business.

Net asset value

Exceptions may occur in certain circumstances, such as when the NYSE is closed other than on normal closing days or when trading is restricted, or during emergencies, when it is not reasonably practicable for the Fund to calculate its net asset value. Net asset value per Common Share is calculated by taking the market value of the Fund’s total assets, including interest or distributions accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Common Share.

In determining the net asset value of the Fund’s Common Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or the MLP Team.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund’s Common Shares generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset value unless Nuveen Fund Advisors deems that such events would materially affect the Fund’s net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described below. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. Nuveen Fund Advisors may rely on an independent fair valuation service in making any such adjustments. The value of foreign securities held by the Fund may change on days when the Fund’s net asset value is not calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund

Advisors deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s net asset value is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Net asset value

As a limited partner in Energy MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund will reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between the fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC Topic 740 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Distributions

Under normal circumstances, the Fund intends to distribute substantially all of the cash flow received as distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less payments on any Borrowings or Preferred Shares and other Fund expenses.

The Fund intends to make quarterly distributions. Your initial distribution is expected to be declared approximately 30 to 60 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to Common Shareholders. The Fund does not currently have a managed distribution policy.

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional

Dividend Reinvestment Plan

Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however,

Dividend Reinvestment Plan

the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Description of shares

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and will trade under the ticker symbol “JMLP.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in this Prospectus and in the SAI.

Description of shares

BORROWINGS

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited issuance of preferred shares

Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution preference

Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of

Description of shares

Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting rights

In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, purchase and sale of preferred shares

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

Certain provisions in the Declaration of Trust and By-laws

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ANTI-TAKEOVER PROVISIONS

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the SAI under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the

Certain Provisions in the Declaration of Trust and By-laws

affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. In addition to removal by shareholders for cause, a trustee may also be removed for cause by action of the Board of Trustees, may be removed as required by the 1940 Act or may no longer serve as trustee once a successor is elected and qualified.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

PREEMPTIVE RIGHTS

The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the SEC for the full text of these provisions.

Repurchase of Fund shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Repurchase of Fund shares; conversion to open-end fund

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Tax matters

The discussion below and disclosure in the SAI provide a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of Common Shares as of the date hereof. Except where noted, this summary deals only with Common Shares purchased in this offering and held as a capital asset. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a Common Shareholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

➢	a dealer in securities or currencies;

➢	a financial institution;

➢	a regulated investment company;

➢	a real estate investment trust;

➢	an insurance company;

➢	a tax-exempt organization;

➢	a person holding Common Shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

➢	a trader in securities that has elected the mark-to-market method of accounting for its securities;

➢	a person liable for alternative minimum tax;

➢	a partnership or other pass-through entity for United States federal income tax purposes; or

➢	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of Common Shares that is for United States federal income tax purposes:

➢	an individual citizen or resident of the United States;

Tax matters

➢

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

➢	an estate the income of which is subject to United States federal income taxation regardless of its source; or

➢

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.

If a partnership holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Shares should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of Common Shares should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

TAXATION OF THE FUND

The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Shares. In addition, distributions to Common Shareholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

If the Fund determines that doing so is in the best interest of its shareholders, the Fund may in the future elect to be treated as a RIC under Subchapter M of the Code for federal income tax purposes. The Fund

Tax matters

may make such an election, for example, if changes to the Code made it possible for the Fund to qualify as a RIC despite its concentration in MLP securities and disadvantageous to continue to be treated as a “C” corporation for federal income tax purposes. Making such an election would generally, among other things, require that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

MLP EQUITY SECURITIES

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, but it may also invest in MLPs that are taxed as corporations.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

U.S. HOLDERS

Taxation of distributions

The gross amount of distributions by the Fund in respect of Common Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such

Tax matters

income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for United States federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund’s distributions may be treated as dividends, even if the Fund’s distributions exceed its taxable income.

Taxation of sales, exchanges or other dispositions

A U.S. Holder will recognize taxable gain or loss on any sale, exchange or other disposition of Common Shares in an amount equal to the difference between the amount realized for the Common Shares and the holder’s adjusted tax basis in such Common Shares. Generally, a U.S. Holder’s adjusted tax basis in the Common Shares will be equal to the cost of the holder’s Common Shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on net investment income

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose an increased rate of tax on some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” will generally include interest, dividends (including dividends

Tax matters

paid with respect to your Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of your Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Information reporting and backup withholding

In general, information reporting will apply to distributions in respect of Common Shares and the proceeds from the sale, exchange or other disposition of Common Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on a Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

NON-U.S. HOLDERS

The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of distributions

The gross amount of distributions by the Fund in respect of Common Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

Tax matters

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Distributions,” the Fund expects that only a portion of its distributions to its Common Shareholders with respect to the Common Shares will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Sales Exchanges or Other Dispositions.”

Taxation of sales, exchanges or other dispositions

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of Common Shares unless:

➢

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

➢	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

➢	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to United States federal income tax on the disposition of Common Shares.

Information reporting and backup withholding

The Fund must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such

Tax matters

distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional withholding requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends paid after June 30, 2014, and after December 31, 2016, gross proceeds of a sale of Common Shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

INVESTMENT BY TAX-EXEMPT INVESTORS

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Shares will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of Common Shares is debt-financed. In general, Common Shares would be debt-financed if the tax-exempt owner of Common Shares incurs debt to acquire Common Shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if the Common Shares had not been acquired.

OTHER TAXATION

The Fund’s Common Shareholders may be subject to state, local and foreign taxes on its distributions. Common Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, North Carolina 28202, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, New York, New York 10281, and Nuveen Securities, LLC, 333 West Wacker Drive, Suite 3300, Chicago, Illinois 60606, as their managing representatives ( the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund, the Nuveen Fund Advisors and ARI (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC	3,258,000
Wells Fargo Securities, LLC	4,158,000
Citigroup Global Markets Inc.	1,200,000
RBC Capital Markets, LLC	1,200,000
Nuveen Securities, LLC	650,000
Robert W. Baird & Co. Incorporated	375,000
BB&T Capital Markets, a division of BB&T Securities, LLC	250,000
D.A. Davidson & Co.	250,000
Henley & Company LLC	50,000
Ladenburg Thalmann & Co. Inc.	125,000
National Securities Corporation	40,000
Newbridge Securities Corporation	25,000
Pershing LLC	475,000
Southwest Securities, Inc.	100,000
Wedbush Securities Inc.	25,000
Aegis Capital Corp.	15,000
Bernard Herold & Co., Inc.	10,000
Guzman & Company	30,000
Hennion & Walsh, Inc.	75,000
J.J.B. Hilliard, W.L. Lyons, LLC	10,000
Janney Montgomery Scott LLC	10,000
J.P. Turner & Company, L.L.C.	50,000
Maxim Group LLC	12,000
MLV & Co. LLC	25,000
Deutsche Bank Securities Inc.	200,000
Regal Securities, Inc.	12,000
Revere Securities Corp.	10,000
Western International Securities, Inc.	75,000
Westminster Financial Securities, Inc.	35,000

Total	12,750,000

Underwriting

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional 1,912,500 Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $0.60 per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $0.10 per Common Share to certain other dealers who sell Common Shares. Nuveen Fund Advisors or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceeds $0.04 per Common Share. Nuveen Fund Advisors or an affiliate has agreed to reimburse all organizational costs of the Fund. Investors must pay for any Common Shares purchased on or before March 31, 2014.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the ticker symbol “JMLP.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, Nuveen Fund Advisors and ARI have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares pursuant to the Fund’s Plan, as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters

Underwriting

also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect to the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Nuveen Securities, LLC is an affiliate of Nuveen Fund Advisors.

ADDITIONAL COMPENSATION

Nuveen Fund Advisors (not the Fund) has agreed to pay to each of UBS Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Pershing LLC from its own assets a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $1,180,000, $1,244,144.61, $431,649, $356,250 and $100,057.60, respectively. The structuring fee paid to each of UBS Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Pershing LLC will not exceed 0.4627%, 0.4879%, 0.1918%, 0.1397% and 0.0392%, respectively, of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees, all forms of additional payments to the underwriters, if any, and the reimbursement by the Fund of certain expenses of the Underwriters, will not exceed 5.8213% of the total public offering price of the Common Shares offered hereby.

Custodian and transfer agent

The custodian of the Fund’s assets is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

Underwriting

Legal opinions and experts

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Chicago, Illinois and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. K&L Gates LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts. PricewaterhouseCoopers LLP, an independent registered public accounting firm, provides assistance on accounting, tax and related matters to the Fund.

EPR-JMLP-0314D

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated March 26, 2014 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois, 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated March 26, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation.

FUND STRATEGY

The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) in the energy sector (“Energy MLPs”) of any capitalization, with a focus on small and mid cap Energy MLPs. To implement its strategy, the Fund’s portfolio management team combines its top-down strategic investment style with its rigorous, bottom-up investment process. The Fund will seek to invest in Energy MLPs that the portfolio management team believes have the most attractive current yields and growth potential.

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest subject to the following policies:

•	at least 80% of its Managed Assets in Energy MLPs of any market capitalization;

•	at least 60% of its Managed Assets in small and mid cap Energy MLPs;

•	up to 30% of its Managed Assets in restricted securities;

•	up to 30% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers;

•	up to 20% of its Managed Assets in debt securities of any maturity issued by Energy MLPs, all of which may be below investment grade quality;

•	up to 20% of its Managed Assets in equity securities of non-MLP issuers;

•	up to 10% of its Managed Assets in securities of any single issuer;

•	up to 10% of its total assets in other investment companies that primarily hold MLP interests in the energy sector;

•	up to 10% of its Managed Assets in structured notes or exchange-traded notes that are designed to provide exposure to the Energy MLP market; and

•	100% of its Managed Assets in U.S. dollar denominated investments.

The Fund may invest in Energy MLPs of any size or market capitalization range and at times might increase its emphasis on Energy MLPs in a particular capitalization range, subject to the foregoing investment policies. Over time, there may be periods when the Fund may not hold any large cap Energy MLPs.

For purposes of the investment policies provided above: (1) such policies apply only at the time of investment; and (2) the Fund is under no obligation to sell a security as a result of subsequent changes in market values or ratings.

For purposes of its policy of investing at least 80% of its Managed Assets in Energy MLPs, the Fund considers investments in MLPs to include investments that offer economic exposure to both publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These investments generally take the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests, and debt securities of MLPs. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

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OTHER POLICIES

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund, are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in Energy MLPs may only be changed by the Board following the provision of 60 days’ prior written notice to Common Shareholders.

Certain investment policies specifically identified as such in this SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and Preferred Shares, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

FUND BENCHMARKS

For comparative purposes, the Fund utilizes the Alerian MLP Index as its primary benchmark. The Alerian MLP Index is a composite of the 50 most prominent Energy MLPs calculated using a float-adjusted, capitalization-weighted methodology. Since the Fund will be actively managed and will focus on small and mid cap Energy MLPs, the Fund may use the Solactive Junior MLP Composite Index as an additional index to analyze certain aspects of the Fund’s performance. The Solactive Junior MLP Composite Index is a composite of 25 small cap Energy MLPs calculated using a free float market capitalization weighting methodology.

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objective. Following the completion of this offering and if current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. In addition, the Fund does not intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders. The Fund anticipates that its leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the Fund’s holdings. Under normal market conditions, the Fund’s leverage ratio will not exceed 38% of the Fund’s Managed Assets. Unless and until the Fund uses leverage, this section will not apply. There is no assurance that the Fund will continue to use leverage. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. In particular, leverage increases the risk of price volatility.

The interest on Borrowings may be at a fixed or floating rate, but the Fund anticipates that it generally will be based on short-term adjustable rates. So long as the rate of distributions received from the Fund’s portfolio investments purchased with Borrowings, net of the rate of applicable Fund expenses, exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more cash distributions than will be needed to make interest payments. If so, the excess cash distributions will be available to pay higher distributions to Common Shareholders.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to ten years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on all or a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in

3

fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate for that time period.

Preferred Shares have seniority over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. The use of leverage creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful.

Following an offering of additional Common Shares from time to time (if any), the Fund’s leverage may decrease as a result of the increase in net assets attributable to Common Shares. Lower leverage may result in either lower or higher returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed or fall below its cost of leverage over that period. Any change in returns may impact the level of the Fund’s distributions.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Shares to a greater extent than if the Fund were not leveraged.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to Advisory Research, Inc. (“ARI”)) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not permitted to issue Preferred Shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of the liquidation value of the Preferred Shares. The Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. When the Fund has Preferred Shares outstanding, two of the Fund’s trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining trustees of the Fund are elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund fails to pay dividends on Preferred Shares for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

Under the 1940 Act, the Fund generally is not permitted to use Borrowings or issue commercial paper or notes unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least

4

300% of such principal amount, after deducting the amount of such dividend or distribution. This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Board of Trustees.

The Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organization (“NRSRO”) that may issue ratings for commercial paper or notes, Preferred Shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede Nuveen Fund Advisors and the MLP Team from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings or Preferred Shares, the Fund will not incur Borrowings or issue Preferred Shares, including additional Preferred Shares.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Assuming the utilization of leverage through Borrowings of approximately 25% of the Fund’s Managed Assets, with an interest rate of 1.25%, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.313% in order to cover such interest payments and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. The actual leverage percentage and interest rate may vary frequently and may be significantly higher or lower than those estimated above.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.
[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end investment company from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

5

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in securities of issuers in the energy industry;3

(5) Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities; and

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.4

The Fund is non-diversified for purposes of the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder5; and

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time

[3]	For purposes of this restriction, governments and their political subdivisions are not members of any industry.
[4]	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.
[5]	The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

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such shares are purchased. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may issue senior securities, including Preferred Shares and debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Fund Advisors or the MLP Team from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) under the discussion of the Fund’s fundamental policies above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any shares of a class having priority over any other class as to distribution of assets or payment of dividends.

PORTFOLIO COMPOSITION

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the Prospectus.

Master Limited Partnerships

Energy MLP Investments. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities of Energy MLPs. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These investments generally take the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests, and debt securities of MLPs. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in Energy MLPs. The Fund may not change its policy to invest at least 80% of its Managed Assets in Energy MLPs unless it provides shareholders with at least 60 days’ written notice of such change.

Small and Mid Cap Focus. The Fund will invest at least 60% of its Managed Assets in small and mid cap Energy MLPs. The MLP Team believes that there are many small and mid cap Energy MLPs that offer an attractive level of current yield with a high level of expected distribution growth. Often, MLP indices, and the investment products indexed to them, tend to be very concentrated in a limited number of large cap MLPs. The MLP Team finds that, generally, this results in small and mid cap Energy MLPs being undervalued compared to larger cap Energy MLPs. The MLP Team excludes from the Fund’s investment universe the ten largest MLPs in the Alerian MLP Index. The Fund defines an MLP as small cap if its market capitalization at the time of investment is less than the capitalization limit for small cap MLPs included in the Solactive Junior MLP Composite Index ($2.5 billion as of December 31, 2013). An MLP is considered to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index ($12.2 billion as of December 31, 2013). An MLP is considered to be mid cap if it is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

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Tax Matters. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies, but in some cases may be organized and headquartered outside the United States. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Instead, the Fund itself will be subject to tax on its allocable share of the MLPs net income. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). A distribution received by the Fund from MLPs taxed as partnerships will be treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. See “Tax Matters—MLP Equity Securities.” Non-U.S. MLPs, although organized as partnerships, may be taxed as corporations in the United States, and therefore these securities may not offer the tax benefits typically associated with U.S. MLPs. As a result of the tax characterization of cash distributions made by most MLPs to their investors (such as the Fund), a significant portion of the Fund’s income is expected to be tax-deferred, which would allow distributions by the Fund to its Common Shareholders to include high levels of tax-deferred income. However, the Fund itself is a “C” corporation and will therefore be subject to federal income taxation to the extent it reports net taxable income. See “Tax Matters.” For more information on the taxation of the Fund itself, see “Tax Matters—Taxation of the Fund.” For information on the taxation of Common Shareholders, see “Tax Matters—U.S. Holders” and “Tax Matters—Non U.S. Holders.”

MLP Distributions. MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive a minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

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Securities

MLP Equity Securities

Equity securities of MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units as described more fully below.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Common Units. MLP common units are typically listed and traded on U.S. securities exchanges, including the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will purchase MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have limited control and voting rights and such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates

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of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity and Debt Securities

The Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations, and therefore these securities may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase MLP equity securities through open market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ. For purposes of the Fund’s 80% policy, securities that represent indirect investments in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP Debt Securities. The Fund may invest up to 20% of its Managed Assets in debt securities. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent the Fund invests in auction rate securities, the Fund will be subject to certain risks associated with participating in an auction, including the risk that an auction may fail and the Fund may lose its investment. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NSRSO). These debt securities are commonly referred to as “junk” or high yield securities. The Fund may invest in debt securities without regard for their ratings. Issuers of securities rated Ba/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the MLP Team will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

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MLP Industries

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its contract structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Gathering and Processing MLPs. Gathering and processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Gathering and processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Midstream MLPs. Midstream MLPs gather, process, transport and store oil, natural gas, and refined petroleum products. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal end-users.

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors. Some marine Shipping MLPs in which the Fund may invest may be organized and headquartered

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outside the U.S., which may subject them to special risks not presented by investments in securities of U.S. MLPs. See, “Risks—Non-U.S. Issuers and Emerging Markets Risk” in the Prospectus. In addition, marine shipping MLPs typically elect to be taxed as corporations in the U.S. and are not expected to offer the same tax benefits of investing in MLPs that are taxed as partnerships.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Restricted Securities and Securities with Limited Trading Markets

The Fund may invest up to 30% of its Managed Assets in restricted securities, including PIPEs. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the

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restricted securities with the SEC. PIPE investments may be deemed illiquid. The MLP Team expects such securities to be liquid within nine to twelve months of investment, but may also invest in other restricted securities with significantly longer or shorter restricted periods. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.

If the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Board of Trustees of the Fund has determined that Rule 144A securities may be considered liquid securities if so determined by Nuveen Fund Advisors or the MLP Team. Nuveen Fund Advisors and the MLP Team have adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Nuveen Fund Advisors or the MLP Team may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Nuveen Fund Advisors and the MLP Team will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Non-MLPs

The Fund may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

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The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Non-MLP Equity Securities

The Fund may invest up to 20% of its Managed Assets in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships (other than Energy MLPs). The Fund’s use of non-MLP investments will be opportunistic and market driven and based on the MLP Team’s assessment of various factors, including valuation, total return potential and tax considerations.

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

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Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the MLP Team for inclusion in the Fund’s portfolio.

Royalty Trusts

The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. In many circumstances, the royalty trusts in which the Fund may invest have limited operating histories. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. In addition, the value of royalty trust securities depends on factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Additionally, a sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Securities Rated Below Investment Grade

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any

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real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Below Investment Grade Risk” in the Prospectus.

Zero Coupon Securities

The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest

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payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Exchange-Traded Notes

Exchange-traded Notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The MLP Team will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

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U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate swaps), options on equity securities, options on MLP-based securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, pursuant to Section 4(m)(3) of the CEA, the MLP Team is exempted from registration as a commodity trading advisor and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. Under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may

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not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund intends to comply with Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and the MLP Team’s views as to certain market movements are incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed income instruments or on futures contracts on securities or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise

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price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

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A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as

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well as any anticipated benefit of the transaction. Thus, the MLP Team must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the MLP Team deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

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Futures and Options Risk. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and the MLP Team’s views as to certain market movements are incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage.”

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The

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counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk. Generally, the income from an OTC option written by the Fund will not be recognized by the Fund for tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event

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occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risk Factors.”

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Nuveen Fund Advisors or the MLP Team is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

Use of Segregated and Other Special Accounts. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets

25

equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Investment Companies

The Fund may invest up to 10% of its total assets in other investment companies, the assets of which consist primarily of securities issued by MLPs in the energy sector. Such investments are not expected to offer the same tax benefits of directly investing in MLPs.

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds that invest primarily in MLP entities in which the Fund may invest directly, to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissable under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by all investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive MLP securities available in the market, or when the MLP Team believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the MLP Team or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The MLP Team will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in

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other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and the MLP Team.

Non-U.S. Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available

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in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the U.S. federal income tax consequences applicable to foreign investors, see “Tax Matters—Certain of the Fund’s Investments—Foreign Investments.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

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With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Depositary Receipts.

The Fund’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Hedging Techniques

In certain market environments, the Fund anticipates it will use various hedging techniques consistent with its top-down investment style with the goal of enhancing its total return over the longer term. In those circumstances, the Fund will seek to mitigate key risks associated with investments in MLPs including equity securities risk, interest rate risk, commodity price risk and regulatory risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP marketplace, or the overall portfolio. In turn, such risks could adversely effect the secondary market price of the Fund’s shares. To execute its hedging operations, the Fund may sell call options, buy call or put options, invest in structured notes or use other derivatives developed in the future. Certain of the potential hedging techniques are discussed in the following paragraphs. The Fund’s use of hedging techniques will be market driven and discretionary, based primarily upon the proprietary analytical methods and qualitative judgments of the MLP Team coupled with the

29

oversight of Nuveen Fund Advisors. There can be no assurance that the hedging techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the goal of providing a high level of total return including current distributions and capital appreciation.

The Fund may sell call options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. The extent of the Fund’s equity call option selling activity (which may at times be little or none, and at other times, may be on a substantial portion of the Fund’s Managed Assets) will depend on market conditions and an ongoing assessment of the attractiveness (from a risk-adjusted total return standpoint) of selling call options. Generally, the Fund does not intend to sell call options for the express purpose of generating option premiums to enhance distributions to shareholders. To seek to hedge a portion of the Fund’s equity securities risk or individual security price risk, the Fund may sell calls or buy put options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. To seek to hedge a portion of the Fund’s commodity market risk, the Fund may buy put or call options on energy commodity futures.

The Fund’s use of derivatives such as the purchase of put or call options may generate costs that would reduce the Fund’s net asset value. These capital costs may be offset over time by gains generated from hedging. The potential to achieve such gains will depend largely on the MLP Team’s investment capabilities in executing the Fund’s hedging techniques.

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. The MLP Team expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the MLP Team believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the MLP Team may use investment techniques and instruments that are not specifically described herein.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.

During the period in which the net proceeds of the offering of Common Shares are being invested, the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Nuveen Fund Advisors or the MLP Team determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. Nuveen Fund Advisors or the MLP Team’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its

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credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The MLP Team will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “management agreement”), is the responsibility of the Board of Trustees. The number of trustees of the Fund is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Nuveen Fund Advisors, ARI or their respective affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2016 annual meeting, the Class II trustees serving until the 2017 annual meeting and the Class III trustees serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans, William J. Schneider and Thomas S. Schreier, Jr. are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The independent trustees of the Fund are directors or trustees, as the case may be, of 106 Nuveen Investments-sponsored open-end funds (the “Nuveen Mutual Funds”) and 100 Nuveen Investments-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested trustees of the Fund are directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 100 Nuveen-sponsored closed-end funds.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of service— Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Trustee	Term—Class II Length of service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of service— Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Trustee	Term—Class I Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of service— Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES:

William Adams IV* 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class II Length of service— Since 2013	Senior Executive Vice President, Global Structured Products (since 2010) formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors LLC (since 2011); President (since 2011) formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	132	None

Thomas S. Schreier, Jr.* 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class III Length of service— Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co- President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132	None

*	Mr. Adams and Mr. Schreier are “interested persons” of the Fund, as defined in the 1940 Act, by reason of their positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS OF THE FUND:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Chief Administrative Officer	Term—Until August 2014— Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice president and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Vice President	Term—Until August 2014— Length of Service— Since 2007	Managing Director of Nuveen Securities, LLC.	100

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (1964)	Vice President	Term—Until August 2014— Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (1945)	Vice President	Term—Until August 2014— Length of Service— Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2014— Length of Service— Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2010) of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	206

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (1970)	Vice President and Treasurer	Term—Until August 2014— Length of Service— Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Investment Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC, and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Chief Compliance Officer and Vice President	Term—Until August 2014— Length of Service— Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2014— Length of Service— Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	206

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Secretary	Term—Until August 2014— Length of Service— Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investment Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	206

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2014— Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

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Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider, Chair, William Adams IV and Judith M. Stockdale serve as the current members of the Executive Committee of the Board.

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The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee also may consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including suggestions from Fund security holders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience,

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time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from Nuveen Fund Advisors, subadvisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen Investments regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer.

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The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider.

Board Diversification and Trustee Qualifications

Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this SAI, that each current trustee should serve as a trustee of the Fund.

William Adams IV. Mr. Adams, an interested Director/Trustee of the Nuveen Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his M.B.A. from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Vice Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the

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Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and Member of the Investment Committee of Luther College. He also is a member of the Board of Directors (Milwaukee) of College Possible. He received his Bachelor of Arts from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He is on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Med-America Health System and of Tech Town, Inc., a non-for-profit Dayton community development corporation. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Director/Trustee of the Nuveen Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director

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and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board

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(since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent chairman

The trustees have elected William J. Schneider as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2016; Class II trustees will serve until the annual meeting of shareholders in 2017; and Class III trustees will serve until the annual meeting of shareholders in 2015. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

Share ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William Adams IV*	None	Over $	100,000
Robert P. Bremner	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over $	100,000
David J. Kundert	None	Over $	100,000
John K. Nelson*	None		None
William J. Schneider	None	Over $	100,000
Thomas S. Schreier, Jr.*	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone	None	Over $	100,000
Virginia L. Stringer	None	Over $	100,000
Terence J. Toth	None	Over $	100,000

*	Appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

No trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors or Nuveen Investments.

Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The

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officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Estimated Aggregate Compensation from Fund(1)	Amount of Total Compensation That Will Be Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$640	$—	$337,207
Jack B. Evans	609	—	287,396
William C. Hunter	568	—	251,250
David J. Kundert	658	—	299,276
John K. Nelson(4)	544	—	17,667
William J. Schneider	816	—	326,718
Judith M. Stockdale	609	—	282,633
Carole E. Stone	668	—	288,260
Virginia L. Stringer	583	—	256,750
Terence J. Toth	682	—	303,451

(1)	Based on the estimated aggregate compensation to be earned by the independent trustees for the period ending November 30, 2014, representing the Fund’s first fiscal year, for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2013 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Independent trustees receive a $150,000 annual retainer plus (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board of Trustees; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500

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per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board of Trustees receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

Nuveen Fund Advisors will be responsible for determining the Fund’s overall investment strategy, executing the Fund’s option strategy, overseeing the Fund’s use of leverage and ongoing monitoring of the MLP Team. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. For additional information regarding the management services performed by Nuveen Fund Advisors and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $215 billion of assets under management as of September 30, 2013. According to data from Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds 103 and the amount of fund assets under management (approximately $56.0 billion) as of September 30, 2013.

Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, Nuveen Fund Advisors owned 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

SUBADVISER

ARI will serve as the Fund’s subadviser pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and ARI. The MLP Team has day-to-day responsibility for managing the Fund’s direct investments

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in MLPs and other permitted investments. ARI is a Delaware corporation and registered investment adviser. The MLP Team is located at 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105. For additional information regarding the management services performed by the MLP Team and further information about the investment subadvisory agreement between the Fund and ARI, including biographies of each of the Fund’s portfolio managers see “Management of the Fund” in the Prospectus. Nuveen Fund Advisors and ARI are unaffiliated registered investment advisers.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management Team. James J. Cunnane, Jr. and Quinn T. Kiley will serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

In addition to serving as a portfolio manager to the Fund, Mr. Cunnane is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2013

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	4	$3.0 billion
Other Pooled Investment Vehicles	4	$31 million
Other Accounts	521	$1.5 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Investment Vehicles	1	$18 million
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Fund, Mr. Kiley is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of September 30, 2013 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	4	$3.0 billion
Other Pooled Investment Vehicles	4	$31 million
Other Accounts	521	$1.5 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Investment Vehicles	1	$18 million
Other Accounts	0	$0

Portfolio Manager Securities Ownership

Because the Fund has not commenced operations, the portfolio managers did not own any securities of the Fund as of the date of this SAI.

Portfolio Manager	Dollar Range of Securities Beneficially Owned
James J. Cunnane, Jr.	None
Quinn T. Kiley	None

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Portfolio Manager Compensation

As of December 31, 2013, the portfolio managers’ compensation consisted of the following elements:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

Annual Bonus. The portfolio managers’ annual bonus is determined by the CEO of ARI pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from the MLP Team’s earnings. The bonus may be payable in a combination of cash and restricted Piper Jaffray Companies stock.

Potential Conflicts of Interest

Nuveen Fund Advisors, the MLP Team and the portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by Nuveen Fund Advisors, the MLP Team and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, the MLP Team may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the MLP Team’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In

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addition to executing trades, some brokers and dealers provide the MLP Team with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or Nuveen Fund Advisors’ or the MLP Team’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. Nuveen Fund Advisors or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Code of Ethics

The Fund, Nuveen Fund Advisors, ARI, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors and ARI can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

Nuveen Fund Advisors has delegated to the MLP Team the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B hereto. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, the MLP Team is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the Management Agreement and the Subadvisory Agreement, each of Nuveen Fund Advisors and the MLP Team is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors and the MLP Team in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Fund and/or the other accounts over which Nuveen Fund Advisors, ARI or their affiliates exercise investment discretion. Nuveen Fund Advisors and the MLP Team are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors or the MLP Team, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors or the MLP Team in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors or the MLP Team in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors or the MLP Team, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors and the MLP Team may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors or the MLP Team, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, Nuveen Fund Advisors and the MLP Team do not believe that the receipt of such brokerage and research services significantly reduces its expenses as Nuveen Fund Advisors or the MLP Team, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to Nuveen Fund Advisors or the MLP Team by brokers that effect securities transactions for the fund may be used by Nuveen Fund Advisors or the MLP Team, as applicable, in servicing

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other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or the MLP Team by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors or the MLP Team manages may be used by Nuveen Fund Advisors or the MLP Team, as applicable, in servicing the Fund. Not all of these research services are used by the Nuveen Fund Advisors or the MLP Team in managing any particular account, including the Fund.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Nuveen Fund Advisors’ or the MLP Team’s other clients. Investment decisions for the Fund and for Nuveen Fund Advisors’ or the MLP Team’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Nuveen Fund Advisors or the MLP Team, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be in the range of 15% - 40%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its shareholders.

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DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus, non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and will trade under the ticker symbol “JMLP.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds” in the Prospectus.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund”.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately

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after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

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Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any issuance of Preferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.

BORROWINGS

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt would be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund. In addition to debt, the Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

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Notwithstanding the foregoing, at any time if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Common Shares and Preferred Shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the

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Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of Common Shares as of the date hereof. Except where noted, this summary deals only with Common Shares purchased in this offering and held as a capital asset. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a Common Shareholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding Common Shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of Common Shares that is for United States federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purpose).

The discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.

If a partnership holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Shares should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of Common Shares should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Shares. In addition, distributions to Common Shareholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a regulated investment company under the Code. However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships.

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Certain of the Fund’s Investments

MLP Equity Securities

The MLPs whose tax treatment is described in this section, and in which the Fund will primarily invest, are MLPs that are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. The Fund intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural resources (including energy related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for United States federal income tax purposes. A corporation is required to pay United States federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay United States federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for United States federal income tax purposes if they meet the income requirements discussed above. In such case, no United States federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for United States federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest. When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to United States federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%).

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Because the Fund will be taxed as a regular corporation it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

The Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Corporate Investments

The Fund may invest in entities that are taxed as corporations for United States federal income tax purposes, including certain MLPs that elect corporate treatment. Distributions that the Fund receives from such corporations will generally be taxable to the extent of the corporations current or accumulated earnings and profits. Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. The Fund may avoid the tax on PFIC distributions and the sale of interests in PFICs by making an election to mark such investments to market annually if the Fund is eligible to do so, and treating gains as ordinary income. In so doing, the Fund would be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market election may accelerate the recognition of income without the receipt of cash. Making this election therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so), which also may accelerate the recognition of gain and affect the Fund’s total return.

Other Investments

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund ( i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount cash. If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.

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Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-United States securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Common Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Holders

Taxation of Distributions

The gross amount of distributions by the Fund in respect of Common Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for United States federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash.

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Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will recognize taxable gain or loss on any sale, exchange or other disposition of Common Shares in an amount equal to the difference between the amount realized for the Common Shares and the holder’s adjusted tax basis in such Common Shares. Generally, a U.S. Holder’s adjusted tax basis in the Common Shares will be equal to the cost of the holder’s Common Shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to Shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose an increased rate of tax on the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” will generally include interest, dividends (including dividends paid with respect to the Fund’s Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of the Fund’s Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of Common Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

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A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Distributions,” the Fund expects that only a portion of its distributions to its Common Shareholders with respect to the Common Shares will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Sales, Exchanges or Other Dispositions.”

Taxation of Sales, Exchanges or Other Dispositions

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of Common Shares unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to United States federal income tax on the disposition of Common Shares.

Information Reporting and Backup Withholding

U.S. Holders

In general, information reporting will apply to distributions in respect of Common Shares and the proceeds from the sale, exchange or other disposition of Common Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup

67

withholding tax (currently at a maximum rate of 28%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

The Fund must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends paid after June 30, 2014, and gross proceeds from a sale of Common Shares paid after December 31, 2016, to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Shares will not report on its federal income tax return any of the

68

Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of Common Shares is debt-financed. In general, Common Shares would be debt-financed if the tax-exempt owner of Common Shares incurs debt to acquire Common Shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if the Common Shares had not been acquired.

Other Taxation

The Fund’s Common Shareholders may be subject to state, local and foreign taxes on its distributions. Common Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS

The Financial Statements of the Fund will be audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and will be included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides assistance on accounting, tax and related matters to the Fund. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian and transfer agent of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Nuveen All Cap Energy MLP Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) at November 5, 2013 and the results of its operations for the period from July 25, 2013 (date of organization) through November 5, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 7, 2013

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FINANCIAL STATEMENTS

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

Statement of Assets and Liabilities

November 5, 2013

Assets:
Cash	$100,275
Deferred offering costs	400,000
Receivable from Adviser	11,000

Total assets	511,275

Liabilities:
Payable for offering costs	400,000
Payable for organization expenses	11,000

Total liabilities	411,000

Net assets applicable to Common shares	$100,275

Common shares outstanding	5,250

Net asset value per Common share outstanding ($100,275 divided by 5,250 Common shares outstanding)	$19.10

Net assets consist of:
Common shares, $.01 par value; unlimited number of Common shares authorized, 5,250 Common shares outstanding	$53
Paid-in surplus	100,222

Net assets applicable to Common shares	$100,275

See accompanying Notes to Financial Statements

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STATEMENT OF OPERATIONS (in Organization)

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

Statement of Operations

For the period from July 25, 2013 (date of organization) through November 5, 2013

Investment income	$—

Expenses:
Organization expenses	11,000
Expense reimbursement	(11,000)

Total expenses	—

Net investment income	$—

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) The Fund

Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) was organized as a Massachusetts business trust on July 25, 2013. The Fund has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,250 shares to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) in the energy sector (“Energy MLPs”) of any capitalization, with a focus on small and mid-capitalization Energy MLPs.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund (approximately $11,000) and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.04 per

72

Common share. Based on an estimated offering size of $200,000,000 (approximately 10,000,000 Common shares), the Fund would pay a maximum of $400,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $400,000, which is currently estimated to be $490,000. The Fund’s portion of the offering costs will be recorded as a reduction of the proceeds from the sale of the Common shares upon commencement of Fund operations.

(4) Investment Management Agreement

Nuveen Fund Advisors will be responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. Advisory Research, Inc.’s Energy & MLP Infrastructure team, (formerly FAMCO MLP and hereinafter referred to as the “MLP Team”) will be responsible for the investing activities of the Fund.

The Fund has agreed to pay an annual management fee to Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below. The MLP Team will be compensated for its services to the Fund from the management fee paid to Nuveen Fund Advisors.

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
Over $2 billion	0.8000

Complex-Level Fee: The annual complex-level fee, payable monthly, shall be applied according to the following schedule:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)

For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles.)

(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of

73

a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

(5) Income Taxes

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and will therefore, unlike most investment companies, be subject to federal and state corporate income tax on its taxable income. In addition, the Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund will record deferred income taxes related to the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund has not recorded any current or deferred income taxes for the period from July 25, 2013 to November 5, 2013.

Distributions paid to common shareholders will be taxable as ordinary income to the extent paid from the Fund’s current or accumulated earnings and profits. Distributions paid to common shareholders in excess of the Fund’s current and accumulated earnings and profits, will first be treated as a return of capital to the extent of the common shareholders’ basis in their common shares and then as capital gain. The distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

Statement of Assets and Liabilities

March 20, 2014 (Unaudited)

Assets:
Cash	$100,275
Deferred offering costs	400,000
Receivable from Adviser	11,000

Total assets	511,275

Liabilities:
Payable for offering costs	400,000
Payable for organization expenses	11,000

Total liabilities	411,000

Net assets applicable to Common shares	$100,275

Common shares outstanding	5,250

Net asset value per Common share outstanding ($100,275 divided by 5,250 Common shares outstanding)	$19.10

Net assets consist of:
Common shares, $.01 par value; unlimited number of Common shares authorized, 5,250 Common shares outstanding	$53
Paid-in surplus	100,222

Net assets applicable to Common shares	$100,275

See accompanying Notes to Financial Statements.

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NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

Statement of Operations

For the period from November 6, 2013 through March 20, 2014 (Unaudited)

Investment income	$—

Expenses:
Organization expenses	11,000
Expense reimbursement	(11,000)

Total expenses	—

Net investment income	$—

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

(1) The Fund

Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”) was organized as a Massachusetts business trust on July 25, 2013. The Fund has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,250 shares to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund’s investment objective is to provide a high level of total return including current distributions and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) in the energy sector of any capitalization, with a focus on small and mid-capitalization MLPs.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund (approximately $11,000) and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.04 per Common share. Based on an estimated offering size of $200,000,000 (approximately 10,000,000 Common shares), the Fund would pay a maximum of $400,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $400,000, which is currently estimated to be $490,000. The Fund’s portion of the offering costs will be recorded as a reduction of the proceeds from the sale of the Common shares upon commencement of Fund operations.

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(4) Investment Management Agreement

Nuveen Fund Advisors will be responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. FAMCO MLP, a division of Advisory Research, Inc. (“FAMCO MLP”), the Fund’s sub-adviser, will be responsible for the investing activities of the Fund.

The Fund has agreed to pay an annual management fee to Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below. FAMCO MLP will be compensated for its services to the Fund from the management fee paid to Nuveen Fund Advisors.

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $500 million	0.8750%
For the next $500 million	0.8500%
For the next $500 million	0.8250%
For managed assets over $2 billion	0.8000%

Complex-Level Fee: The annual complex-level fee, payable monthly, shall be applied according to the following schedule:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage through investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. GAAP).
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in TOB trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

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(5) Income Taxes

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and will therefore, unlike most investment companies, be subject to federal and state corporate income tax on its taxable income. In addition, the Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund will record deferred income taxes related to the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund has not recorded any current or deferred income taxes for the period from November 6, 2013 to March 20, 2014.

Distributions paid to common shareholders will be taxable as ordinary income to the extent paid from the Fund’s current or accumulated earnings and profits. Distributions paid to common shareholders in excess of the Fund’s current and accumulated earnings and profits, will first be treated as a return of capital to the extent of the common shareholders’ basis in their common shares and then as capital gain. The distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium - grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

No Longer Applicable (NLA)

Rating formerly assigned is no longer relevant due to a change in scale or some other non-credit event.

Prefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Supporting Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook

The Rating Outlook status has changed.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

APPENDIX B

ADVISORY RESEARCH, INC. PROXY VOTING POLICY FOR THE MLP & ENERGY INFRASTRUCTURE STRATEGY

A. Statement of Policy

1. It is our policy to vote all proxies over which we have voting authority in the best interest of our clients.

B. Definitions

2. By “best interest of our clients,” we mean the clients’ best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By “material conflict of interest,” we mean circumstances where we knowingly do business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between our own interests and the interests of clients in how proxies of that issuer are voted.

C. We Invest With Managements That Seek Shareholders’ Best Interests

4. Under our investment philosophy, we generally invest client funds in a company only if we believe that the company’s management seeks to serve shareholders’ best interests. Because we have confidence in the managements of the companies in which we invest, we believe that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5. We may periodically reassess our view of company managements. If we conclude that a company’s management no longer serves shareholders’ best interests, we generally sell our clients’ shares of the company. We believe that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when we believe management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares. In these circumstances, we will vote contrary to management’s recommendations.

D. Proxy Voting Procedures

6. When companies in which we have invested client funds issue proxies, we routinely vote the proxies as recommended by management, because we believe that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of our clients.

7. If we have decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, we generally abstain from voting proxies issued by the company after we have made the decision to sell. We generally do not notify clients when this type of routine abstention occurs.

8. We also may abstain from voting proxies in other circumstances. We may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. We generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which we have voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client, an appearance might arise of a potential conflict between our interests and the interests of effected clients in how the proxies of that issuer are voted.

11.a. When we knowingly do business with a particular proxy issuer and a material conflict of interest between our interests and clients’ interests may appear to exist, we generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that we may use to assist in voting proxies. We generally will not notify clients if we use this procedure to resolve an apparent material conflict of interest. We will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b. In unusual cases, we may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i)	Notifying effected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit us to vote the proxies under our usual policy;

(ii)	Abstaining from voting the proxies; or

(iii)	Forwarding the proxies to clients so that clients may vote the proxies themselves.

We generally will notify effected clients if we use one of these alternative procedures to resolve a material conflict of interest.

F. Other Exceptions

12. On an exceptions basis, we may for other reasons choose to depart from our usual procedure of routinely voting proxies as recommended by management.

G. Voting by Client

13. A client may vote its own proxies instead of directing us to do so. We recommend this approach if a client believes that proxies should be voted based on political or social interests.

14. We generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with our proxy voting policy or with the client’s best economic interest in our view.

15. We generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. Persons Responsible for Implementing Proxy Voting Policy

16. Our proxy voting staff has primary responsibility for implementing our proxy voting procedures, including ensuring that proxies are timely submitted. We also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17. Our proxy voting staff will routinely consult with the Senior Portfolio Manager or Chief Investment Officer-MLPs regarding a vote against management.

I. Recordkeeping

18.	We or a service provider maintain, in accordance with Rule 204-2 of the Investment Advisers Act:

(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by us that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information, and (vi) written responses by us to written or oral client requests.

19. We will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if we rely on the service provider to maintain related records.

20. We may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

21. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office for the first two years).

J. Availability of Policy and Proxy Voting Records to Clients

22. We will initially inform clients of this policy and how a client may learn of our voting record for the client’s securities through summary disclosure in Part 2 of our Form ADV. Upon receipt of a client’s request for more information, we will provide to the client a copy of this proxy voting policy and/or how we voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended November 30, 2013.

Nuveen All Cap Energy MLP Opportunities Fund

                 Common Shares

STATEMENT OF ADDITIONAL INFORMATION

March 26, 2014